Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended June 30, 2022

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of Class A office properties in the United States, concentrated in six markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. Including properties owned by joint ventures, the Company’s complete portfolio totals 53.7 million square feet and 193 properties, including twelve properties under construction/redevelopment. The Company’s properties include 173 office properties, 12 retail properties, seven residential properties (including one residential property under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned a tenth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of (1) the COVID-19 global pandemic, including the emergence of additional variants, the effectiveness, availability and distribution of vaccines, including their efficacy against new variant strains and the willingness of individuals to be vaccinated, (2) the impact of geopolitical conflicts, including the ongoing war in Ukraine, and (3) the severity and duration of the indirect economic impacts of the foregoing, such as recession, supply chain disruptions, labor market disruptions, rising inflation, increasing interest rates, dislocation and volatility in capital markets, job losses, potential longer-term changes in consumer and client behavior, as well as possible future governmental responses; risks related to volatile or adverse global economic and geopolitical conditions, health crises and dislocations in the credit markets; risks associated with downturns in the national and local economies, increasing interest rates, and volatility in the securities markets; BXP’s ability to enter into new leases or renew leases on favorable terms, dependence on clients’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 55.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Madison Centre, Seattle, WA)

Q2 2022
Table of contents

Q2 2022
Company profile
SNAPSHOT

(as of June 30, 2022)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	193
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	53.7 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	175.0 million
Closing Price, at the end of the quarter	$88.98 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	4.4%
Consolidated Market Capitalization [2]	$29.2 billion
BXP’s Share of Market Capitalization [2,3]	$29.3 billion
Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily office) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Management
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Kelly A. Ayotte	Lead Independent Director	Raymond A. Ritchey	Senior Executive Vice President
Bruce W. Duncan		Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Carol B. Einiger		Bryan J. Koop	Executive Vice President, Boston Region
Diane J. Hoskins	Chair of Sustainability Committee	Robert E. Pester	Executive Vice President, San Francisco Region
Mary E. Kipp		Hilary Spann	Executive Vice President, New York Region
Joel I. Klein	Chair of Compensation Committee	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee
		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC Region
David A. Twardock	Chair of Audit Committee
William H. Walton, III		Jonathan D. Lange	Senior Vice President, Los Angeles Region
		Donna D. Garesche	Senior Vice President, Chief Human Resources Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Information & Technology Officer

____________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 27.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q2 2022
Guidance and assumptions
GUIDANCE

BXP’s guidance for the third quarter and full year 2022 for diluted earnings per common share attributable to Boston Properties, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and the earnings impact of the events referenced in the Company’s earnings release issued on July 26, 2022 and those referenced during the Company’s conference call scheduled for July 27, 2022.  Except as otherwise publicly disclosed, the estimates do not include the impacts of any potential (1) capital markets activity, (2) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (3) future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 57. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Third Quarter 2022		Full Year 2022
	Low	High	Low	High
Projected EPS (diluted)	$0.74	$0.76	$5.40	$5.45
Add:
Projected Company share of real estate depreciation and amortization	1.12	1.12	4.37	4.37
Projected Company share of (gains)/losses on sales of real estate	—	—	(2.29)	(2.29)
Projected FFO per share (diluted)	$1.86	$1.88	$7.48	$7.53

ASSUMPTIONS
(dollars in thousands)

	Full Year 2022
	Low	High
Operating property activity:
Average In-service portfolio occupancy	88.50%	89.50%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	3.50%	4.50%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	5.50%	6.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$100,000	$107,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(30,000)	$(25,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$130,000	$140,000
Termination income	$4,000	$6,000

Other revenue (expense):
Development, management services and other revenue	$28,000	$34,000
General and administrative expense [1]	$(155,000)	$(150,000)
Net interest expense	$(425,000)	$(415,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(146,000)	$(142,000)

_______________
1 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q2 2022
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Jun-22	31-Mar-22
Net income attributable to Boston Properties, Inc.	$222,989	$143,047
Net income attributable to Boston Properties, Inc. per share - diluted	$1.42	$0.91
FFO attributable to Boston Properties, Inc. [1]	$304,560	$286,136
Diluted FFO per share [1]	$1.94	$1.82
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$222,114	$248,032

Selected items:
Revenue	$773,927	$754,307
Recoveries from clients	$116,666	$115,910
Service income from clients	$2,452	$1,787
BXP’s Share of revenue [3]	$753,433	$735,572
BXP’s Share of straight-line rent [3]	$30,401	$35,103
BXP’s Share of fair value lease revenue [3,4]	$2,411	$2,185
BXP’s Share of termination income [3]	$1,280	$2,463
Ground rent expense	$3,442	$3,155
Capitalized interest	$14,079	$13,740
Capitalized wages	$4,061	$4,050
Income (loss) from unconsolidated joint ventures	$(54)	$2,189
BXP’s share of FFO from unconsolidated joint ventures [5]	$21,066	$24,233
Net income attributable to noncontrolling interests in property partnerships	$18,546	$17,549
FFO attributable to noncontrolling interests in property partnerships [6]	$35,960	$35,202

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$4,868	$1,245
Below-market rents (included within Other Liabilities)	$42,119	$21,095
Accrued rental income liability (included within Other Liabilities)	$123,137	$118,460

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	4.30	4.16
Interest Coverage Ratio (including capitalized interest) [7]	3.75	3.60
Fixed Charge Coverage Ratio [7]	3.30	3.31
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [8]	7.46	7.50
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	6.1%	5.5%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [9]	9.5%	4.8%
FAD Payout Ratio [2]	77.23%	69.14%
Operating Margins [(rental revenue - rental expense)/rental revenue]	63.6%	63.5%
Occupancy of In-Service Properties	89.5%	89.1%

Capitalization:
Consolidated Debt	$13,652,773	$13,010,124
BXP’s Share of Debt [10]	$13,741,991	$13,078,509
Consolidated Market Capitalization	$29,219,913	$35,542,525
Consolidated Debt/Consolidated Market Capitalization	46.72%	36.60%
BXP’s Share of Market Capitalization [10]	$29,309,131	$35,610,910
BXP’s Share of Debt/BXP’s Share of Market Capitalization [10]	46.89%	36.73%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. and Diluted FFO per share, see page 6.
2For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended June 30, 2022, see page 36.
6For a quantitative reconciliation for the three months ended June 30, 2022, see page 33.
7For a quantitative reconciliation for the three months ended June 30, 2022 and March 31, 2022, see page 31.
8For a quantitative reconciliation for the three months ended June 30, 2022 and March 31, 2022, see page 30.
9For a quantitative reconciliation for the three months ended June 30, 2022 and March 31, 2022, see pages 10, 65 and 66.
10For a quantitative reconciliation for June 30, 2022, see page 27.

Q2 2022
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Jun-22	31-Mar-22
ASSETS
Real estate	$23,522,913	$22,472,940
Construction in progress	593,958	846,775
Land held for future development	583,700	582,511
Right of use assets - finance leases	237,488	237,501
Right of use assets - operating leases	168,370	169,248
Less accumulated depreciation	(6,077,270)	(5,995,760)
Total real estate	19,029,159	18,313,215
Cash and cash equivalents	456,491	436,271
Cash held in escrows	46,359	46,072
Investments in securities	31,457	36,032
Tenant and other receivables, net	64,607	56,132
Related party note receivable, net	78,576	78,544
Notes receivable, net	—	9,674
Accrued rental income, net	1,265,480	1,243,395
Deferred charges, net	684,078	609,205
Prepaid expenses and other assets	55,232	128,472
Investments in unconsolidated joint ventures	1,554,994	1,518,622
Total assets	$23,266,433	$22,475,634

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$3,269,948	$3,268,745
Unsecured senior notes, net	9,489,030	9,486,379
Unsecured line of credit	165,000	255,000
Unsecured term loan, net	728,795	—
Lease liabilities - finance leases	246,832	245,554
Lease liabilities - operating leases	204,643	204,677
Accounts payable and accrued expenses	342,467	304,576
Dividends and distributions payable	170,937	170,869
Accrued interest payable	96,821	90,861
Other liabilities	401,360	396,283
Total liabilities	15,115,833	14,422,944

Commitments and contingencies	—	—
Redeemable deferred stock units	7,931	11,031

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 156,805,330 and 156,790,614 issued and 156,726,430 and 156,711,714 outstanding at June 30, 2022 and March 31, 2022, respectively	1,567	1,567
Additional paid-in capital	6,524,997	6,509,663
Dividends in excess of earnings	(567,016)	(636,421)
Treasury common stock at cost, 78,900 shares at June 30, 2022 and March 31, 2022	(2,722)	(2,722)
Accumulated other comprehensive loss	(27,077)	(28,485)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,929,749	5,843,602

Noncontrolling interests:
Common units of the Operating Partnership	660,214	649,602
Property partnerships	1,552,706	1,548,455
Total equity	8,142,669	8,041,659
Total liabilities and equity	$23,266,433	$22,475,634

Q2 2022
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-22	31-Mar-22
Revenue
Lease	$721,899	$718,120
Parking and other	26,474	20,931
Insurance proceeds	3,872	803
Hotel revenue	12,089	4,557
Development and management services	6,354	5,831
Direct reimbursements of payroll and related costs from management services contracts	3,239	4,065
Total revenue	773,927	754,307
Expenses
Operating	137,531	137,088
Real estate taxes	132,056	131,527
Demolition costs	—	5
Restoration expenses related to insurance claims	4,261	1,635
Hotel operating	6,444	4,840
General and administrative [1]	34,665	43,194
Payroll and related costs from management services contracts	3,239	4,065
Transaction costs	496	—
Depreciation and amortization	183,146	177,624
Total expenses	501,838	499,978
Other income (expense)
Income (loss) from unconsolidated joint ventures	(54)	2,189
Gains on sales of real estate	96,247	22,701
Losses from investments in securities [1]	(4,716)	(2,262)
Interest and other income (loss)	1,195	1,228
Other income - assignment fee [2]	6,624	—
Interest expense	(104,142)	(101,228)
Net income	267,243	176,957
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,546)	(17,549)
Noncontrolling interest - common units of the Operating Partnership [3]	(25,708)	(16,361)
Net income attributable to Boston Properties, Inc.	$222,989	$143,047

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$1.42	$0.91
Net income attributable to Boston Properties, Inc. per share - diluted	$1.42	$0.91

_____________
1General and administrative expense includes $(4.7) million and $(2.3) million and Losses from investments in securities include $(4.7) million and $(2.3) million for the three months ended June 30, 2022 and March 31, 2022, respectively, related to the Company’s deferred compensation plan.
2On April 7, 2022, the Company executed an agreement to assign its right to acquire 11251 Roger Bacon Drive to a third party for an assignment fee.
3For additional detail, see page 6.

Q2 2022
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Jun-22	31-Mar-22
Net income attributable to Boston Properties, Inc.	$222,989	$143,047
Add:
Noncontrolling interest - common units of the Operating Partnership	25,708	16,361
Noncontrolling interests in property partnerships	18,546	17,549
Net income	267,243	176,957
Add:
Depreciation and amortization expense	183,146	177,624
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(17,414)	(17,653)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	21,120	22,044
Corporate-related depreciation and amortization	(413)	(404)
Less:
Gains on sales of real estate	96,247	22,701
Noncontrolling interests in property partnerships	18,546	17,549
FFO attributable to the Operating Partnership (including Boston Properties, Inc.) (Basic FFO)	338,889	318,318
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	34,329	32,182
FFO attributable to Boston Properties, Inc.	$304,560	$286,136

Boston Properties, Inc.’s percentage share of Basic FFO	89.87%	89.89%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.13%	10.11%
Basic FFO per share	$1.94	$1.83
Weighted average shares outstanding - basic	156,720	156,650
Diluted FFO per share	$1.94	$1.82
Weighted average shares outstanding - diluted	157,192	157,004

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Jun-22	31-Mar-22
Basic FFO	$338,889	$318,318
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	338,889	318,318
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	34,262	32,118
Boston Properties, Inc.’s share of Diluted FFO	$304,627	$286,200

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Jun-22	31-Mar-22
Shares/units for Basic FFO	174,392	174,276
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	472	354
Shares/units for Diluted FFO	174,864	174,630
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,672	17,626
Boston Properties, Inc.’s share of shares/units for Diluted FFO	157,192	157,004

Boston Properties, Inc.’s percentage share of Diluted FFO	89.89%	89.91%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a quantitative reconciliation for the three months ended June 30, 2022, see page 33.
3For a quantitative reconciliation for the three months ended June 30, 2022, see page 36.

Q2 2022
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Jun-22	31-Mar-22
Net income attributable to Boston Properties, Inc.	$222,989	$143,047
Add:
Noncontrolling interest - common units of the Operating Partnership	25,708	16,361
Noncontrolling interests in property partnerships	18,546	17,549
Net income	267,243	176,957
Add:
Depreciation and amortization expense	183,146	177,624
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(17,414)	(17,653)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	21,120	22,044
Corporate-related depreciation and amortization	(413)	(404)
Less:
Gains on sales of real estate	96,247	22,701
Noncontrolling interests in property partnerships	18,546	17,549
Basic FFO	338,889	318,318
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	4,539	(1,769)
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of straight-line ground rent expense adjustment [1,5]	891	889
Stock-based compensation	14,630	20,914
Non-real estate depreciation	413	404
Unearned portion of capitalized fees from consolidated joint ventures [6]	1,013	593
Less:
BXP’s Share of straight-line rent [1]	30,401	35,103
BXP’s Share of fair value lease revenue [1,7]	2,411	2,185
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	90,989	45,591
BXP’s Share of maintenance capital expenditures [1,8]	15,818	9,848
Hotel improvements, equipment upgrades and replacements	88	36
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$222,114	$248,032

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$171,531	$171,497

FAD Payout Ratio[1] (B÷A)	77.23%	69.14%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a quantitative reconciliation for the three months ended June 30, 2022, see page 33.
3For a quantitative reconciliation for the three months ended June 30, 2022, see page 36.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2024 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 61 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q2 2022
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Jun-22	30-Jun-21
Net income attributable to Boston Properties, Inc.	$222,989	$111,703
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	25,708	12,383
Noncontrolling interest in property partnerships	18,546	17,164
Net income	267,243	141,250
Add:
Interest expense	104,142	106,319
Depreciation and amortization expense	183,146	183,838
Transaction costs	496	751
Payroll and related costs from management services contracts	3,239	2,655
General and administrative expense	34,665	38,405
Less:
Other income - assignment fee	6,624	—
Interest and other income (loss)	1,195	1,452
Gains (losses) from investments in securities	(4,716)	2,275
Gains on sales of real estate	96,247	7,756
Loss from unconsolidated joint ventures	(54)	(1,373)
Direct reimbursements of payroll and related costs from management services contracts	3,239	2,655
Development and management services revenue	6,354	7,284
Net Operating Income (NOI)	484,042	453,169
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	35,710	25,417
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	47,862	46,287
BXP’s Share of NOI	471,890	432,299
Less:
Termination income	1,922	5,355
BXP’s share of termination income from unconsolidated joint ventures [1]	(1)	709
Add:
Partners’ share of termination income (loss) from consolidated joint ventures [2]	641	(3)
BXP’s Share of NOI (excluding termination income)	$470,610	$426,232

Net Operating Income (NOI)	$484,042	$453,169
Less:
Termination income	1,922	5,355
NOI from non Same Properties (excluding termination income) [3]	17,390	7,539
Same Property NOI (excluding termination income)	464,730	440,275
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	47,221	46,290
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	35,711	24,708
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	10,015	901
BXP’s Share of Same Property NOI (excluding termination income)	$443,205	$417,792
_____________
1For a quantitative reconciliation for the three months ended June 30, 2022, see page 64.
2For a quantitative reconciliation for the three months ended June 30, 2022, see pages 61-62.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2022 and therefore are no longer a part of the Company’s property portfolio.

Q2 2022
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Jun-22	30-Jun-21
Net income attributable to Boston Properties, Inc.	$222,989	$111,703
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	25,708	12,383
Noncontrolling interest in property partnerships	18,546	17,164
Net income	267,243	141,250
Add:
Interest expense	104,142	106,319
Depreciation and amortization expense	183,146	183,838
Transaction costs	496	751
Payroll and related costs from management services contracts	3,239	2,655
General and administrative expense	34,665	38,405
Less:
Other income - assignment fee	6,624	—
Interest and other income (loss)	1,195	1,452
Gains (losses) from investments in securities	(4,716)	2,275
Gains on sales of real estate	96,247	7,756
Loss from unconsolidated joint ventures	(54)	(1,373)
Direct reimbursements of payroll and related costs from management services contracts	3,239	2,655
Development and management services revenue	6,354	7,284
Net Operating Income (NOI)	484,042	453,169
Less:
Straight-line rent	21,601	31,267
Fair value lease revenue	1,919	731
Termination income	1,922	5,355
Add:
Straight-line ground rent expense adjustment [1]	631	567
Lease transaction costs that qualify as rent inducements [2]	4,452	826
NOI - cash (excluding termination income)	463,683	417,209
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	12,800	7,134
Same Property NOI - cash (excluding termination income)	450,883	410,075
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	46,996	43,833
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	26,426	21,477
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	6,666	799
BXP’s Share of Same Property NOI - cash (excluding termination income)	$423,647	$386,920
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $115 and $(103) for the three months ended June 30, 2022 and 2021, respectively. As of June 30, 2022, the Company has remaining lease payments aggregating approximately $25.3 million, all of which it expects to incur by the end of 2024 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2024 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2022 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended June 30, 2022, see page 62.
5For a quantitative reconciliation for the three months ended June 30, 2022, see page 64.

Q2 2022
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-22	30-Jun-21	Change	Change	30-Jun-22	30-Jun-21	Change	Change
Rental Revenue [2]	$710,306	$680,990			$29,001	$11,324
Less: Termination income	1,789	5,355			—	—
Rental revenue (excluding termination income) [2]	708,517	675,635	$32,882	4.9%	29,001	11,324	$17,677	156.1%
Less: Operating expenses and real estate taxes	256,526	238,760	17,766	7.4%	16,262	7,924	8,338	105.2%
NOI (excluding termination income) [2,3]	$451,991	$436,875	$15,116	3.5%	$12,739	$3,400	$9,339	274.7%

Rental revenue (excluding termination income) [2]	$708,517	$675,635	$32,882	4.9%	$29,001	$11,324	$17,677	156.1%
Less: Straight-line rent and fair value lease revenue	18,869	31,573	(12,704)	(40.2)%	61	20	41	205.0%
Add: Lease transaction costs that qualify as rent inducements [4]	4,493	826	3,667	443.9%	(41)	—	(41)	(100.0)%
Subtotal	694,141	644,888	49,253	7.6%	28,899	11,304	17,595	155.7%
Less: Operating expenses and real estate taxes	256,526	238,760	17,766	7.4%	16,262	7,924	8,338	105.2%
Add: Straight-line ground rent expense [5]	631	567	64	11.3%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$438,246	$406,695	$31,551	7.8%	$12,637	$3,380	$9,257	273.9%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-22	30-Jun-21	Change	Change	30-Jun-22	30-Jun-21	Change	Change
Rental Revenue [2]	$739,307	$692,314			$43,647	$41,517
Less: Termination income	1,789	5,355			—	709
Rental revenue (excluding termination income) [2]	737,518	686,959	$50,559	7.4%	43,647	40,808	$2,839	7.0%
Less: Operating expenses and real estate taxes	272,788	246,684	26,104	10.6%	17,951	17,001	950	5.6%
NOI (excluding termination income) [2,3]	$464,730	$440,275	$24,455	5.6%	$25,696	$23,807	$1,889	7.9%

Rental revenue (excluding termination income) [2]	$737,518	$686,959	$50,559	7.4%	$43,647	$40,808	$2,839	7.0%
Less: Straight-line rent and fair value lease revenue	18,930	31,593	(12,663)	(40.1)%	6,202	2,732	3,470	127.0%
Add: Lease transaction costs that qualify as rent inducements [4]	4,452	826	3,626	439.0%	121	(631)	752	119.2%
Subtotal	$723,040	$656,192	66,848	10.2%	37,566	37,445	121	0.3%
Less: Operating expenses and real estate taxes	272,788	246,684	26,104	10.6%	17,951	17,001	950	5.6%
Add: Straight-line ground rent expense [5]	631	567	64	11.3%	145	234	(89)	(38.0)%
NOI - cash (excluding termination income) 2, [3]	$450,883	$410,075	$40,808	10.0%	$19,760	$20,678	$(918)	(4.4)%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [3,6,7]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-22	30-Jun-21	Change	Change	30-Jun-22	30-Jun-21	Change	Change
Rental Revenue [2]	$77,142	$73,473			$705,812	$660,358
Less: Termination income	641	(3)			1,148	6,067
Rental revenue (excluding termination income) [2]	76,501	73,476	$3,025	4.1%	704,664	654,291	$50,373	7.7%
Less: Operating expenses and real estate taxes	29,280	27,186	2,094	7.7%	261,459	236,499	24,960	10.6%
NOI (excluding termination income) [2,3]	$47,221	$46,290	$931	2.0%	$443,205	$417,792	$25,413	6.1%

Rental revenue (excluding termination income) [2]	$76,501	$73,476	$3,025	4.1%	$704,664	$654,291	$50,373	7.7%
Less: Straight-line rent and fair value lease revenue	225	2,784	(2,559)	(91.9)%	24,907	31,541	(6,634)	(21.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	—	327	(327)	(100.0)%	4,573	(132)	4,705	3,564.4%
Subtotal	76,276	71,019	5,257	7.4%	684,330	622,618	61,712	9.9%
Less: Operating expenses and real estate taxes	29,280	27,186	2,094	7.7%	261,459	236,499	24,960	10.6%
Add: Straight-line ground rent expense [5]	—	—	—	—%	776	801	(25)	(3.1)%
NOI - cash (excluding termination income) 2, [3]	$46,996	$43,833	$3,163	7.2%	$423,647	$386,920	$36,727	9.5%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
5Excludes the straight-line impact of approximately $115 and $(103) for the three months ended June 30, 2022 and 2021, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.

Q2 2022
Same property net operating income (NOI) by reportable segment (continued)
6BXP’s Share equals (A) + (B) - (C).
7BXP’s Share of Same Store NOI-cash (excluding termination income) increased $36,727, compared to Q2 2021. Included in Q2 2021 is BXP’s Share of $319 of write-offs associated with accounts receivable, net. Cash rent abatements and deferrals primarily related to COVID-19 decreased approximately $6,116 in Q2 2022 compared to Q2 2021. These items increased BXP’s Share of Same Store NOI-cash (excluding termination income) by $6,435.

Q2 2022
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Jun-22	31-Mar-22
Maintenance capital expenditures	$16,256	$10,652
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	17,779	6,243
Hotel improvements, equipment upgrades and replacements	88	36
Subtotal	34,123	16,931
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	1,022	719
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	425	—
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	1,460	1,523
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	6,438	2,223
BXP’s Share of Capital Expenditures [1]	$27,672	$13,904

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Jun-22	31-Mar-22
Square feet	1,932,249	1,057,074
Tenant improvements and lease commissions PSF	$71.73	$54.99

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Includes 100% of unconsolidated joint ventures.

Q2 2022
Acquisitions and dispositions
For the period from January 1, 2022 through June 30, 2022
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
Madison Centre	Seattle, WA	May 17, 2022	754,988	$730,000	$—	$730,000	92.7%
Total Acquisitions			754,988	$730,000	$—	$730,000	92.7%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain [1]
195 West Street	Waltham, MA	March 31, 2022	63,500	$37,700	$35,397	$22,701
Virginia 95 Office Park	Springfield, VA	June 15, 2022	733,421	127,000	121,948	96,160
Total Dispositions			796,921	$164,700	$157,345	$118,861

___________________
1Excludes approximately $0.1 million of gains on sales of real estate recognized during the six months ended June 30, 2022 related to gain amounts from sales of real estate occurring in prior periods.

Q2 2022
Construction in progress
as of June 30, 2022
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 6/30/2022	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
Reston Next	Q4 2021	Q4 2023	Reston, VA	1,062,000	$554,408	$715,300	$—	$—	$160,892	87%		69%	$5,171
2100 Pennsylvania Avenue	Q2 2022	Q3 2024	Washington, DC	480,000	273,011	356,100	—	—	83,089	61%		4%	(8)
360 Park Avenue South (42% ownership) [6]	Q3 2023	Q1 2025	New York, NY	450,000	197,862	219,000	92,774	86,245	14,609	—%		—%	N/A
Reston Next Office Phase II	Q2 2024	Q2 2025	Reston, VA	90,000	7,185	61,000	—	—	53,815	—%		—%	N/A
Platform16 Building A (55% ownership) [7]	Q2 2025	Q4 2026	San Jose, CA	389,500	71,672	231,900	—	—	160,228	—%		—%	N/A
Total Office Properties under Construction				2,471,500	1,104,138	1,583,300	92,774	86,245	472,633	49%		30%	5,163

Lab/Life Sciences
880 Winter Street (Redevelopment)	Q4 2022	Q1 2023	Waltham, MA	244,000	78,560	108,000	—	—	29,440	97%		—%	N/A
751 Gateway (49% ownership)	Q2 2024	Q2 2024	South San Francisco, CA	231,000	67,168	127,600	—	—	60,432	100%		—%	N/A
103 CityPoint	Q4 2023	Q3 2024	Waltham, MA	113,000	21,588	115,100	—	—	93,512	—%		—%	N/A
180 CityPoint	Q4 2023	Q4 2024	Waltham, MA	329,000	91,255	274,700	—	—	183,445	43%		—%	N/A
651 Gateway (50% ownership) (Redevelopment)	Q4 2023	Q4 2025	South San Francisco, CA	327,000	12,782	146,500	—	—	133,718	—%		—%	N/A
Total Lab/Life Sciences Properties under Construction				1,244,000	271,353	771,900	—	—	500,547	49%		—%	—

Residential
Reston Next Residential (508 units) (20% ownership)	Q2 2024	Q2 2026	Reston, VA	417,000	11,368	47,700	28,000	—	8,332	—%		—%	N/A
Total Residential Property under Construction				417,000	11,368	47,700	28,000	—	8,332	—%		—%	N/A

Other
View Boston Observatory at The Prudential Center (Redevelopment)	Q2 2023	N/A	Boston, MA	59,000	109,624	182,300	—	—	72,676	N/A		—%	N/A
Total Properties Under Construction				4,191,500	$1,496,483	$2,585,200	$120,774	$86,245	$1,054,188	49%	[8]	18%	$5,163
PROJECTS FULLY PLACED IN-SERVICE DURING 2022

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 6/30/2022	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s Share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location
325 Main Street	Q2 2022	Q2 2022	Cambridge, MA	414,008	$343,587	$418,400	$—	$—	$74,813	92%	$203
Total Projects Fully Placed In-Service				414,008	$343,587	$418,400	$—	$—	$74,813	92%	$203

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of July 22, 2022, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended June 30, 2022. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 55.

Q2 2022
Construction in progress (continued)
6Investment to Date includes all related costs incurred prior to the contribution of the property by the Company to the joint venture on December 15, 2021 totaling approximately $107 million and the Company’s proportionate share of the loan. The Company’s joint venture partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the joint venture partners will fund required capital according to their percentage interests.
7Estimated total investment represents the costs to complete Building A, a 389,500 square foot building, and Building A’s proportionate share of land and garage costs. In conjunction with the construction of Building A, garage and site work will be completed for Phase II, which will support approximately 700,000 square feet of development in two office buildings, budgeted to be an incremental $141 million.
8Total percentage leased excludes Residential and Other.

Q2 2022
Land parcels and purchase options
as of June 30, 2022

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA [2]	2,229,400
San Jose, CA [3]	2,199,000
New York, NY (25% Ownership)	2,000,000
Princeton, NJ	1,650,000
San Francisco, CA	850,000
San Jose, CA (55% Ownership)	698,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% Ownership)	451,000
Springfield, VA	422,000
Waltham, MA	365,000
Dulles, VA	310,000
El Segundo, CA (50% Ownership)	275,000
Lexington, MA [3]	259,000
Rockville, MD 3, 4	202,000
Total	13,062,400

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Cambridge, MA	1,400,000
Boston, MA	1,300,000
Waltham, MA 5	1,200,000
Total	3,900,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2During the fourth quarter of 2020, a ground lease commenced with a hotel developer to lease approximately 200,000 square feet from the Company. Construction is contingent on the developer’s ability to obtain construction financing.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 21-24.
4Includes three buildings that are currently vacant at Shady Grove Innovation District in Rockville, Maryland. The Company intends to reposition these three vacant buildings, totaling 202,000 square feet, to support life science uses. These three buildings are not included in the Company’s in-service portfolio.
5The Company expects to be a 50% partner in the future development of these sites.

Q2 2022
Leasing activity
for the three months ended June 30, 2022

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,143,538
Less:
Property dispositions/properties taken out of service [1]	185,298
Add:
Properties acquired vacant space [2]	77,581
Properties placed (and partially placed) in-service [3]	420,553
Leases expiring or terminated during the period	1,918,961
Total space available for lease	7,375,335

1st generation leases	423,150
2nd generation leases with new clients	887,859
2nd generation lease renewals	1,044,390
Total space leased	2,355,399

Vacant space available for lease at the end of the period	5,019,936
Net (increase)/decrease in available space	123,602

Second generation leasing information: [4]
Leases commencing during the period (SF)	1,932,249
Weighted average lease term (months)	111
Weighted average free rent period (days)	92
Total transaction costs per square foot [5]	$71.73
Increase (decrease) in gross rents [6]	9.62%
Increase (decrease) in net rents [7]	14.73%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [9]
	1st generation	2nd generation	total [8]	gross [6]	net [6]
Boston	416,605	1,160,847	1,577,452	14.59%	23.70%	1,310,383
Los Angeles	—	113,758	113,758	24.83%	24.89%	5,599
New York	—	165,627	165,627	(11.48)%	(17.26)%	293,590
San Francisco	—	136,226	136,226	14.93%	21.05%	175,340
Seattle	—	66,324	66,324	41.84%	53.73%	66,483
Washington, DC	6,545	289,467	296,012	(11.05)%	(16.03)%	81,484
Total / Weighted Average	423,150	1,932,249	2,355,399	9.62%	14.73%	1,932,879

_____________
1Total vacant square feet of properties taken out of service in Q2 2022 consists of 185,298 at Virginia 95 Office Park.
2Total vacant square feet of properties acquired in Q2 2022 consists of 77,581 at Madison Centre.
3Total square feet of properties placed (and partially placed) in-service in Q2 2022 consists of 6,545 at 2100 Pennsylvania Avenue and 414,008 at 325 Main Street.
4Second generation leases are defined as leases for space that have previously been leased. Of the 1,932,249 square feet of second generation leases that commenced in Q2 2022, leases for 1,689,245 square feet were signed in prior periods.
5Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
6Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,565,183 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
7Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,565,183 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
8Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
9Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 243,004.

Q2 2022
Portfolio overview
for the three months ended June 30, 2022
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,480,717	1,093,512	550,114	330,000	16,454,343
Los Angeles	2,186,511	126,377	—	—	2,312,888
New York	11,336,578	417,849	—	—	11,754,427
San Francisco	6,995,157	351,284	318,171	—	7,664,612
Seattle	1,506,503	26,472	—	—	1,532,975
Washington, DC	8,292,309	666,375	822,436	—	9,781,120
Total	44,797,775	2,681,869	1,690,721	330,000	49,500,365
% of Total	90.50%	5.42%	3.41%	0.67%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$682,686	$53,474	$16,178	$11,996	$764,334
Less:
Partners’ share from consolidated joint ventures [4]	67,854	9,288	—	—	77,142
Add:
BXP’s share from unconsolidated joint ventures [5]	51,659	2,205	2,496	—	56,360
BXP’s Share of Rental revenue [1]	$666,491	$46,391	$18,674	$11,996	$743,552
% of Total	89.64%	6.24%	2.51%	1.61%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	27.91%	6.62%	34.53%
Los Angeles	2.81%	—%	2.81%
New York	23.72%	2.08%	25.80%
San Francisco	17.31%	2.32%	19.63%
Seattle	1.40%	—%	1.40%
Washington, DC	4.82%	11.01%	15.83%
Total	77.97%	22.03%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
3Excludes approximately $93 of revenue from retail clients that is included in Retail.
4See page 62 for additional information.
5See page 64 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of NOI (excluding termination income), see page 8.

Q2 2022
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Jun-22	31-Mar-22	30-Jun-22	31-Mar-22
Rental Revenue [2]	$16,912	$12,966	$12,089	$4,557
Less: Operating expenses and real estate taxes	9,818	6,432	6,444	4,840
Net Operating Income (NOI) [2]	7,094	6,534	5,645	(283)
Add: BXP’s share of NOI from unconsolidated joint ventures	1,590	1,647	N/A	N/A
BXP’s Share of NOI [2]	$8,684	$8,181	$5,645	$(283)

Rental Revenue [2]	$16,912	$12,966	$12,089	$4,557
Less: Straight line rent and fair value lease revenue	59	54	2	2
Add: Lease transaction costs that qualify as rent inducements	(41)	—	—	—
Subtotal	16,812	12,912	12,087	4,555
Less: Operating expenses and real estate taxes	9,818	6,432	6,444	4,840
NOI - cash basis [2]	6,994	6,480	5,643	(285)
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,590	1,647	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$8,584	$8,127	$5,643	$(285)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Jun-22	30-Jun-21
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$3,957	$3,039	30.21%
Average Rental Rate Per Occupied Square Foot		$5.45	$4.25	28.24%
Average Physical Occupancy		95.61%	71.74%	33.27%
Average Economic Occupancy		94.81%	63.50%	49.31%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$2,774	$2,504	10.78%
Average Rental Rate Per Occupied Square Foot		$5.11	$4.60	11.09%
Average Physical Occupancy		95.24%	91.67%	3.89%
Average Economic Occupancy		94.28%	90.21%	4.51%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$4,097	$3,156	29.82%
Average Rental Rate Per Occupied Square Foot		$4.57	$3.51	30.20%
Average Physical Occupancy		97.67%	96.12%	1.61%
Average Economic Occupancy		97.10%	93.67%	3.66%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		69.60%	21.70%	220.74%
Average Daily Rate		$368.52	$160.96	128.95%
Revenue Per Available Room		$256.47	$34.86	635.71%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,4]	402
Average Monthly Rental Rate		$3,391	$3,183	6.53%
Average Rental Rate Per Occupied Square Foot		$4.15	$3.79	9.50%
Average Physical Occupancy		83.83%	26.53%	215.98%
Average Economic Occupancy		81.73%	18.71%	336.83%

Q2 2022
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Jun-22	30-Jun-21
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$2,683	$2,143	25.20%
Average Rental Rate Per Occupied Square Foot		$2.77	$2.22	24.77%
Average Physical Occupancy		95.14%	87.20%	9.11%
Average Economic Occupancy		94.78%	83.13%	14.01%

The Avant at Reston Town Center, Reston, VA [2,3]	359
Average Monthly Rental Rate		$2,411	$2,180	10.60%
Average Rental Rate Per Occupied Square Foot		$2.61	$2.38	9.66%
Average Physical Occupancy		96.01%	94.99%	1.07%
Average Economic Occupancy		96.40%	94.26%	2.27%

Total In-Service Residential Units	2,075

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3Excludes retail space.
4This property was completed and fully placed in-service on August 15, 2020 and is in its initial lease-up period with expected stabilization in the third quarter of 2022.

Q2 2022
In-service property listing

as of June 30, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,768,775	94.8%	$78.21
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,821	97.1%	73.20
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,197,798	90.6%	70.30
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,456	95.2%	74.22
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,819	99.8%	82.71
100 Causeway Street (50% ownership) [3,4]	CBD Boston MA	1	633,819	94.6%	75.05
Prudential Center (retail shops) [5,6]	CBD Boston MA	1	597,478	76.3%	98.32
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	58.13
The Hub on Causeway - Podium (50% ownership) [3]	CBD Boston MA	1	382,497	80.8%	72.88
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	78.95
Star Market at the Prudential Center [5]	CBD Boston MA	1	57,236	100.0%	61.36
Subtotal		11	8,400,495	93.7%	$75.79

145 Broadway	East Cambridge MA	1	490,086	99.8%	$87.82
325 Main Street [4]	East Cambridge MA	1	414,008	91.6%	101.40
355 Main Street	East Cambridge MA	1	259,640	99.3%	79.85
90 Broadway	East Cambridge MA	1	223,771	98.1%	75.72
255 Main Street	East Cambridge MA	1	215,394	97.5%	91.56
300 Binney Street	East Cambridge MA	1	195,191	100.0%	60.03
150 Broadway	East Cambridge MA	1	177,226	100.0%	84.14
105 Broadway	East Cambridge MA	1	152,664	100.0%	71.33
250 Binney Street	East Cambridge MA	1	67,362	100.0%	48.55
University Place	Mid-Cambridge MA	1	195,282	100.0%	55.47
Subtotal		10	2,390,624	98.0%	$80.85

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	989,548	65.7%	$44.65
Reservoir Place	Route 128 Mass Turnpike MA	1	527,029	79.1%	39.75
140 Kendrick Street	Route 128 Mass Turnpike MA	3	388,193	99.4%	45.27
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	57.64
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	86.7%	38.83
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	95.6%	43.88
200 West Street [4]	Route 128 Mass Turnpike MA	1	273,365	83.9%	67.89
10 CityPoint	Route 128 Mass Turnpike MA	1	241,203	98.1%	53.48
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.9%	54.64
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	98.3%	45.62
890 Winter Street	Route 128 Mass Turnpike MA	1	177,902	43.8%	45.84
153 & 211 Second Avenue [4]	Route 128 Mass Turnpike MA	2	136,882	100.0%	55.56
1265 Main Street (50% ownership) [3]	Route 128 Mass Turnpike MA	1	120,681	100.0%	40.00
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	46.12
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%	57.18
Lexington Office Park [7]	Route 128 Northwest MA	2	166,779	50.6%	29.42
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	67.45
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.71
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	63.75
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	46.46
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	51.30
Subtotal		28	4,754,707	84.4%	$47.89

Boston Office Total:		49	15,545,826	91.5%	$68.71

Residential
Hub50House (440 units) (50% ownership) [3]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,257

Q2 2022
In-service property listing (continued)

as of June 30, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		53	16,454,343

LOS ANGELES
Office
Colorado Center (50% ownership) [3]	West Los Angeles CA	6	1,131,511	89.5%	$68.54
Santa Monica Business Park (55% ownership) [3]	West Los Angeles CA	14	1,106,973	97.2%	63.72
Santa Monica Business Park Retail (55% ownership) [3,5]	West Los Angeles CA	7	74,404	97.7%	69.20
Subtotal		27	2,312,888	93.4%	$66.17

Los Angeles Total:		27	2,312,888	93.4%	$66.17

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,962,886	90.9%	$160.19
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,671,749	95.8%	98.52
399 Park Avenue	Park Avenue NY	1	1,577,544	96.8%	98.54
599 Lexington Avenue	Park Avenue NY	1	1,062,708	99.8%	93.51
Times Square Tower (55% ownership)	Times Square NY	1	1,225,448	85.7%	80.00
250 West 55th Street	Times Square / West Side NY	1	966,979	100.0%	100.61
Dock 72 (50% ownership) [3]	Brooklyn NY	1	668,625	33.1%	60.83
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,089	91.9%	137.27
Subtotal		8	9,491,028	90.0%	$109.25

510 Carnegie Center	Princeton NJ	1	234,160	33.5%	$37.53
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	35.33
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.74
212 Carnegie Center	Princeton NJ	1	151,355	41.9%	38.52
214 Carnegie Center	Princeton NJ	1	146,799	65.9%	36.28
506 Carnegie Center	Princeton NJ	1	138,616	68.4%	38.18
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	41.39
202 Carnegie Center	Princeton NJ	1	134,068	91.2%	39.29
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	41.19
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	34.32
101 Carnegie Center	Princeton NJ	1	121,620	95.3%	38.61
502 Carnegie Center	Princeton NJ	1	121,460	96.2%	39.11
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	43.27
104 Carnegie Center	Princeton NJ	1	102,930	63.6%	39.03
103 Carnegie Center	Princeton NJ	1	96,331	78.3%	35.28
105 Carnegie Center	Princeton NJ	1	69,955	50.2%	35.42
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.37
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	36.96
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	33.44
Subtotal		18	2,263,399	78.5%	$38.18

New York Total:		26	11,754,427	87.8%	$97.00

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$107.81
Embarcadero Center Four	CBD San Francisco CA	1	940,874	92.7%	86.46
Embarcadero Center One	CBD San Francisco CA	1	832,420	70.1%	86.01
Embarcadero Center Two	CBD San Francisco CA	1	801,378	87.0%	82.48
Embarcadero Center Three	CBD San Francisco CA	1	786,864	85.8%	85.98
680 Folsom Street	CBD San Francisco CA	2	524,793	99.1%	72.36

Q2 2022
In-service property listing (continued)

as of June 30, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
535 Mission Street	CBD San Francisco CA	1	307,235	90.1%	90.02
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	66.89
Subtotal		9	5,640,326	89.9%	$90.45

Gateway Commons (50% ownership) [3]	South San Francisco CA	5	787,981	78.8%	$62.88
Mountain View Research Park	Mountain View CA	15	542,264	74.0%	70.59
2440 West El Camino Real	Mountain View CA	1	142,789	100.0%	88.49
453 Ravendale Drive	Mountain View CA	1	29,620	75.0%	51.69
North First Business Park [7]	San Jose CA	5	190,636	58.3%	24.14
Subtotal		27	1,693,290	76.7%	$64.60

San Francisco Office Total:		36	7,333,616	86.9%	$85.17

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		37	7,664,612

SEATTLE
Office
Safeco Plaza (33.67% ownership) [3,4]	CBD Seattle WA	1	777,987	85.6%	$42.99
Madison Centre [4]	CBD Seattle WA	1	754,988	92.7%	59.23
Subtotal		2	1,532,975	89.1%	$51.33

Seattle Total:		2	1,532,975	89.1%	$51.33

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [3]	East End Washington DC	1	657,481	67.8%	$69.25
901 New York Avenue (25% ownership) [3]	East End Washington DC	1	543,017	73.7%	68.04
601 Massachusetts Avenue	East End Washington DC	1	478,667	98.9%	85.85
Market Square North (50% ownership) [3]	East End Washington DC	1	417,982	76.1%	71.18
2200 Pennsylvania Avenue	CBD Washington DC	1	459,667	97.3%	95.93
1330 Connecticut Avenue	CBD Washington DC	1	253,579	92.1%	71.02
Sumner Square	CBD Washington DC	1	209,556	98.1%	55.41
500 North Capitol Street, N.W. (30% ownership) [3]	Capitol Hill Washington DC	1	230,900	98.5%	80.97
Capital Gallery	Southwest Washington DC	1	176,809	97.1%	54.74
Subtotal		9	3,427,658	85.3%	$75.13

South of Market	Reston VA	3	623,250	99.6%	$54.97
Fountain Square	Reston VA	2	525,073	88.7%	49.73
One Freedom Square	Reston VA	1	428,400	80.2%	45.89
Two Freedom Square	Reston VA	1	423,222	100.0%	49.25
One and Two Discovery Square	Reston VA	2	366,989	99.0%	50.12
One Reston Overlook	Reston VA	1	319,519	97.8%	47.19
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	68.27
Reston Corporate Center	Reston VA	2	261,046	100.0%	47.20
Democracy Tower	Reston VA	1	259,441	99.3%	62.61
Fountain Square Retail [5]	Reston VA	1	198,158	79.4%	44.86
Two Reston Overlook	Reston VA	1	134,615	100.0%	49.84
Subtotal		16	3,815,522	94.8%	$51.97

7750 Wisconsin Avenue (50% ownership) [3,4]	Bethesda/Chevy Chase MD	1	735,573	100.0%	$38.00
Wisconsin Place Office	Montgomery County MD	1	299,248	89.9%	60.11
Shady Grove Innovation District [4,7]	North Rockville MD	4	232,278	65.2%	18.11
Kingstowne Two	Springfield VA	1	155,995	83.7%	39.00
Kingstowne One	Springfield VA	1	153,401	36.9%	40.31

Q2 2022
In-service property listing (continued)

as of June 30, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
Kingstowne Retail [5]	Springfield VA	1	88,288	96.8%		46.68
Subtotal		9	1,664,783	85.8%		$40.76

Washington, DC Office Total:		34	8,907,963	89.4%		$58.41

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		36	9,781,120

Total In-Service Properties:		181	49,500,365	89.5%	[8]	$75.44	[8]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3This is an unconsolidated joint venture property.
4Not included in the Same Property analysis.
5This is a retail property.
6Includes 145,849 square feet at Prudential Center (retail shops) of leases terminated by the Company where the clients still occupy the space.
7Property held for redevelopment.
8Excludes Hotel and Residential properties. For additional detail, see pages 19-20.

Q2 2022
Top 20 clients listing and portfolio client diversification
as of June 30, 2022
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	salesforce.com	3.46%	9.6
2	Google	2.77%	15.0
3	Arnold & Porter Kaye Scholer	2.48%	11.8
4	Akamai Technologies	2.13%	12.3
5	Biogen	1.72%	4.4
6	Shearman & Sterling	1.53%	11.4
7	WeWork	1.53%	11.0
8	Kirkland & Ellis	1.48%	15.4
9	Ropes & Gray	1.47%	7.9
10	Microsoft	1.28%	9.8
11	Millennium Management	1.16%	8.5
12	Wellington Management	1.15%	10.9
13	Weil Gotshal & Manges	1.13%	11.9
14	Aramis (Estee Lauder)	0.98%	15.2
15	Fannie Mae	0.95%	15.2
16	Bank of America	0.94%	13.6
17	Morrison & Foerster	0.88%	8.2
18	Snap	0.88%	3.6
19	O'Melveny & Myers	0.84%	2.4
20	Mass Financial Services	0.84%	5.7
	BXP’s Share of Annualized Rental Obligations	29.61%
	BXP’s Share of Square Feet [1]	24.65%
	Weighted Average Remaining Lease Term (years)		10.6

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca [4]	290 Binney Street [4]	570,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	268,000
Genentech	751 Gateway	229,000
Volkswagen Group of America	Reston Next	196,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.
4290 Binney Street is a future development project in Cambridge, MA. The lease and the commencement of development are subject to various conditions, some of which are not within BXP’s control.

Q2 2022
Occupancy by location
as of June 30, 2022

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Jun-22	31-Mar-22	30-Jun-22	31-Mar-22	30-Jun-22	31-Mar-22
Boston	94.6%	94.8%	84.4%	85.4%	91.5%	91.8%
Los Angeles	93.4%	88.4%	—%	—%	93.4%	88.4%
New York	90.0%	89.7%	78.5%	78.2%	87.8%	87.5%
San Francisco	89.9%	91.2%	76.7%	76.4%	86.9%	87.8%
Seattle	89.1%	87.7%	—%	—%	89.1%	87.7%
Washington, DC	85.3%	84.6%	92.0%	90.0%	89.4%	88.1%
Total Portfolio	91.2%	90.9%	85.5%	85.2%	89.5%	89.1%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	30-Jun-22	30-Jun-21	30-Jun-22	30-Jun-21	30-Jun-22	30-Jun-21
Boston	94.8%	95.5%	83.4%	86.4%	91.2%	92.6%
Los Angeles	93.4%	83.9%	—%	—%	93.4%	83.9%
New York	90.0%	89.7%	78.5%	76.7%	87.8%	87.2%
San Francisco	89.9%	92.5%	76.7%	74.4%	86.9%	88.4%
Seattle	—%	—%	—%	—%	—%	—%
Washington, DC	85.3%	83.6%	92.1%	88.0%	89.2%	86.1%
Total Portfolio	91.2%	90.9%	84.7%	83.7%	89.3%	88.8%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q2 2022
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$3,300,000
Unsecured Line of Credit	165,000
Unsecured Term Loan	730,000
Unsecured Senior Notes, at face value	9,550,000
Outstanding Principal	13,745,000
Discount on Unsecured Senior Notes	(15,116)
Deferred Financing Costs, Net	(77,111)
Consolidated Debt	$13,652,773
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	$1,000,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$3,300,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	$500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
				$9,550,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [2]
Common Stock	156,726	156,726	$13,945,479
Common Operating Partnership Units	18,225	18,225	1,621,661
Total Equity		174,951	$15,567,140

Consolidated Debt (A)			$13,652,773
Add: BXP’s share of unconsolidated joint venture debt [3]			1,446,617
Less: Partners’ share of consolidated debt [4]			1,357,399
BXP’s Share of Debt [5] (B)			$13,741,991

Consolidated Market Capitalization (C)			$29,219,913
BXP’s Share of Market Capitalization [5] (D)			$29,309,131
Consolidated Debt/Consolidated Market Capitalization (A÷C)			46.72%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			46.89%

_____________
1All unsecured senior notes are rated BBB+ (stable), and Baa1 (stable) by S&P and Moody’s, respectively.
2Values are based on the June 30, 2022 closing price of $88.98 per share of BXP common stock.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 34.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 32.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q2 2022
Debt analysis [1]
as of June 30, 2022
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at June 30, 2022	Letters of Credit	Remaining Capacity at June 30, 2022
Unsecured Line of Credit	$1,500,000	$165,000	$6,348	$1,328,652

UNSECURED TERM LOAN - MATURES MAY 16, 2023

	Facility	Outstanding at June 30, 2022
Unsecured Term Loan	$730,000	$730,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	76.05%	3.23%	3.36%	5.7
Secured Debt	23.95%	3.24%	3.42%	6.3
Consolidated Debt	100.00%	3.23%	3.37%	5.8

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	6.55%	1.96%	2.53%	1.4
Fixed Rate Debt	93.45%	3.32%	3.43%	6.1
Consolidated Debt	100.00%	3.23%	3.37%	5.8

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 34.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q2 2022
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of June 30, 2022 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	46.5%	42.9%
Secured Debt/Total Assets	Less than 50%	15.1%	13.9%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.38	4.38
Unencumbered Assets/ Unsecured Debt	Greater than 150%	244.2%	268.8%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q2 2022
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Jun-22	31-Mar-22
Net income attributable to Boston Properties, Inc.	$222,989	$143,047
Add:
Noncontrolling interest - common units of the Operating Partnership	25,708	16,361
Noncontrolling interest in property partnerships	18,546	17,549
Net income	267,243	176,957
Add:
Interest expense	104,142	101,228
Losses from early extinguishments of debt	—	—
Depreciation and amortization expense	183,146	177,624
Less:
Gains on sales of real estate	96,247	22,701
Income (loss) from unconsolidated joint ventures	(54)	2,189
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	35,401	37,744
EBITDAre [1]	493,739	468,663
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	47,810	46,946
BXP’s Share of EBITDAre [1] (A)	445,929	421,717
Add:
Stock-based compensation expense	14,630	20,914
BXP’s Share of straight-line ground rent expense adjustment [1]	891	889
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	4,539	(1,769)
Less:
BXP’s Share of straight-line rent [1]	30,401	35,103
BXP’s Share of fair value lease revenue [1]	2,411	2,185
Non-cash losses from early extinguishments of debt	—	—
BXP’s Share of EBITDAre – cash [1]	$433,177	$404,463

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,783,716	$1,686,868

Reconciliation of BXP’s Share of Net Debt 1

	30-Jun-22	31-Mar-22
Consolidated debt	$13,652,773	$13,010,124
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	456,491	436,271
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	13,196,282	12,573,853
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,446,617	1,425,290
Partners’ share of cash and cash equivalents from consolidated joint ventures	126,387	113,172
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	110,006	99,379
Partners’ share of consolidated joint venture debt [3]	1,357,399	1,356,905
BXP’s Share of Net Debt [1] (B)	$13,301,881	$12,656,031

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.46	7.50

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended June 30, 2022, see pages 34 and 63.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended June 30, 2022, see pages 32 and 61.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q2 2022
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Jun-22	31-Mar-22
BXP’s Share of interest expense [1]	$106,627	$102,730
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	4,419	3,952
Adjusted interest expense excluding capitalized interest (A)	100,762	97,332
Add:
BXP’s Share of capitalized interest [1]	14,679	15,009
Adjusted interest expense including capitalized interest (B)	$115,441	$112,341

BXP’s Share of EBITDAre – cash [1,2] (C)	$433,177	$404,463

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.30	4.16
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.75	3.60

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Jun-22	31-Mar-22
BXP’s Share of interest expense [1]	$106,627	$102,730
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	4,419	3,952
Add:
BXP’s Share of capitalized interest [1]	14,679	15,009
BXP’s Share of maintenance capital expenditures [1]	15,818	9,848
Hotel improvements, equipment upgrades and replacements	88	36
Total Fixed Charges (A)	$131,347	$122,225

BXP’s Share of EBITDAre – cash [1,2] (B)	$433,177	$404,463
Fixed Charge Coverage Ratio (B÷A)	3.30	3.31

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 30.

Q2 2022
Consolidated joint ventures
d
as of June 30, 2022
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

			Norges Joint Ventures [1]
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue		100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]		Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,199,396		$2,253,376	$5,452,772
Cash and cash equivalents	150,735		146,873	297,608
Other assets	279,264		353,226	632,490
Total assets	$3,629,395		$2,753,475	$6,382,870

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,282,734		$987,185	$3,269,919
Other liabilities	99,207		84,608	183,815
Total liabilities	2,381,941		1,071,793	3,453,734
Equity:
Boston Properties, Inc.	750,046		626,263	1,376,309
Noncontrolling interests	497,408		1,055,419	1,552,827	[2]
Total equity	1,247,454		1,681,682	2,929,136
Total liabilities and equity	$3,629,395		$2,753,475	$6,382,870

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [3]	$60,294		$66,093	$126,387

Partners’ share of consolidated debt [3]	$913,166	[4]	$444,233	$1,357,399

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amount adjusted for basis differentials.

Q2 2022
Consolidated joint ventures (continued)
for the three months ended June 30, 2022
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$75,997	$100,569	$176,566
Straight-line rent	(1,875)	1,852	(23)
Fair value lease revenue	327	24	351
Termination income	1,603	—	1,603
Total lease revenue	76,052	102,445	178,497
Parking and other	—	1,380	1,380
Total rental revenue [2]	76,052	103,825	179,877
Expenses
Operating	28,837	36,044	64,881
Net Operating Income (NOI)	47,215	67,781	114,996

Other income (expense)
Interest and other income	22	(91)	(69)
Interest expense	(21,018)	(7,658)	(28,676)
Depreciation and amortization expense	(16,057)	(22,998)	(39,055)
General and administrative expense	(34)	(119)	(153)
Total other income (expense)	(37,087)	(30,866)	(67,953)
Net income	$10,128	$36,915	$47,043

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$10,128	$36,915	$47,043
Add: Depreciation and amortization expense	16,057	22,998	39,055
Entity FFO	$26,185	$59,913	$86,098

Partners’ NCI [3]	$3,011	$15,535	$18,546
Partners’ share of depreciation and amortization expense after BXP’s basis differential [3]	6,771	10,643	17,414
Partners’ share FFO [3]	$9,782	$26,178	$35,960

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$7,117	$21,380	$28,497
Depreciation and amortization expense - BXP’s basis difference	42	394	436
BXP’s share of depreciation and amortization expense	9,244	11,961	21,205
BXP’s share of FFO	$16,403	$33,735	$50,138
_____________
1 Lease revenue includes recoveries from clients and service income from clients.
2 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2022
Unconsolidated joint ventures [1]

as of June 30, 2022
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Mezzanine/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	59,425	168,308	September 5, 2023	2.27%	2.48%
Podium	50.00%	49,403	86,991	September 6, 2023	3.28%	3.44%
Hub50House	50.00%	42,019	91,818	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	11,974	—	—	—%	—%
1265 Main Street	50.00%	3,234	17,885	January 1, 2032	3.77%	3.84%
Los Angeles
Santa Monica Business Park	55.00%	163,888	164,114	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	233,026	274,554	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,045	—	—	—%	—%
New York
Dock 72 [3]	50.00%	29,795	98,789	December 18, 2023	3.76%	3.98%
360 Park Avenue South [4]	42.21%	111,209	85,295	December 14, 2024	3.11%	3.57%
3 Hudson Boulevard [5]	25.00%	116,388	19,984	July 13, 2023	4.31%	4.39%
San Francisco
Platform 16	55.00%	132,845	—	—	—%	—%
Gateway Commons	50.00%	305,236	—	—	—%	—%
751 Gateway	49.00%	56,477	—	—	—%	—%
Seattle
Safeco Plaza	33.67%	71,630	83,698	September 1, 2026	2.97%	3.11%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	54,589	125,191	April 26, 2023	1.96%	2.51%
1001 6th Street	50.00%	42,691	—	—	—%	—%
Market Square North	50.00%	(4,801)	62,153	November 10, 2025	3.15%	3.31%
Wisconsin Place Parking Facility	33.33%	32,980	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(9,015)	31,484	June 6, 2023	4.15%	4.20%
901 New York Avenue	25.00%	(12,542)	53,511	January 5, 2025	3.61%	3.69%
Reston Next Residential [6,7]	20.00%	11,140	—	May 13, 2026	N/A	N/A
Metropolitan Square	20.00%	(38,503)	82,842	April 9, 2024	3.61%	4.38%
		1,490,133
Investments with deficit balances reflected within Other Liabilities		64,861
Investments in Unconsolidated Joint Ventures		$1,554,994
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,446,617

Q2 2022
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	56.22%	2.93%	3.25%	1.8
Fixed Rate Debt	43.78%	3.86%	3.94%	5.0
Total Debt	100.00%	3.33%	3.55%	3.2

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.
3 The property includes net equity balances from the amenity joint venture.
4 The Company’s partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.
5 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
6 The Company’s partner will fund required capital until their aggregate investment is approximately 80% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.
7 No amounts have been drawn under the $140.0 million construction facility.

Q2 2022
Unconsolidated joint ventures (continued)
for the three months ended June 30, 2022
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$21,648	$25,628		$3,680	$10,426		$6,990	$28,120		$96,492
Straight-line rent	3,266	9,349		54	235		512	4,338		17,754
Fair value lease revenue	—	257		—	28		1,183	—		1,468
Termination income	—	—		—	—		(5)	—		(5)
Total lease revenue	24,914	35,234		3,734	10,689		8,680	32,458		115,709
Parking and other	—	2,292		69	174		396	1,645		4,576
Total rental revenue [3]	24,914	37,526		3,803	10,863		9,076	34,103		120,285
Expenses
Operating	8,644	12,954		4,128	4,071		3,304	11,787		44,888
Net operating income/(loss)	16,270	24,572		(325)	6,792		5,772	22,316		75,397

Other income/(expense)
Development and management services revenue	—	—		459	55		6	55		575
Interest and other income	3	4		—	3		—	—		10
Interest expense	(5,339)	(11,886)		(3,004)	(5)		(1,964)	(10,021)		(32,219)
Transaction costs	(175)	—		—	(325)		—	(311)		(811)
Depreciation and amortization expense	(8,043)	(12,626)		(2,759)	(4,494)		(5,826)	(9,545)		(43,293)
General and administrative expense	(21)	(105)		(231)	(14)		(63)	(31)		(465)
Total other income/(expense)	(13,575)	(24,613)		(5,535)	(4,780)		(7,847)	(19,853)		(76,203)
Net income/(loss)	$2,695	$(41)		$(5,860)	$2,012		$(2,075)	$2,463		$(806)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$1,348	$(167)		$(2,450)	$1,091		$(702)	$1,962	[4]	$1,082
Basis differential
Straight-line rent	$—	$91	[5]	$—	$7	[6]	$—	$—		$98
Fair value lease revenue	—	301	[5]	—	(219)	[6]	—	—		82
Depreciation and amortization expense	16	(1,103)	[5]	374	(506)	[6]	15	(112)		(1,316)
Total basis differential [7]	16	(711)	[5]	374	(718)	[6]	15	(112)		(1,136)
Income/(loss) from unconsolidated joint ventures	1,364	(878)		(2,076)	373		(687)	1,850	[4]	(54)
Add:
BXP’s share of depreciation and amortization expense	4,006	7,779		1,006	2,739		1,947	3,643	[4]	21,120
BXP’s share of FFO	$5,370	$6,901		$(1,070)	$3,112		$1,260	$5,493		$21,066

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
5 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
6 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
7 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q2 2022
Lease expirations - All in-service properties[1,2,3]

as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	1,491,438	1,346,410	77,342,989	57.44	78,511,455	58.31	3.56%	[4]
2023	2,203,438	1,839,682	121,302,605	65.94	123,129,195	66.93	4.87%
2024	3,678,642	3,265,087	212,406,948	65.05	214,523,318	65.70	8.64%
2025	2,577,909	2,371,854	162,175,450	68.37	168,602,753	71.08	6.28%
2026	3,112,698	2,557,980	195,346,586	76.37	208,933,323	81.68	6.77%
2027	2,305,028	2,082,358	146,414,890	70.31	162,743,758	78.15	5.51%
2028	3,303,078	2,611,291	194,004,320	74.29	214,056,572	81.97	6.91%
2029	2,905,627	2,529,160	179,262,436	70.88	205,587,113	81.29	6.69%
2030	2,517,042	2,408,891	178,184,609	73.97	198,826,208	82.54	6.37%
2031	1,988,282	1,847,899	146,613,523	79.34	165,736,065	89.69	4.89%
Thereafter	14,600,618	11,602,399	902,705,391	77.80	1,114,417,177	96.05	30.70%
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	178,848	175,580	5,556,285	31.65	5,558,146	31.66	7.61%	[4]
2023	64,960	62,728	5,385,927	85.86	5,483,413	87.42	2.72%
2024	175,217	167,629	15,168,331	90.49	16,105,521	96.08	7.26%
2025	125,912	100,101	7,102,320	70.95	7,351,690	73.44	4.34%
2026	106,965	96,068	16,736,965	174.22	17,736,705	184.63	4.16%
2027	122,436	112,020	12,934,502	115.47	13,482,912	120.36	4.85%
2028	121,234	117,958	11,367,814	96.37	12,409,322	105.20	5.11%
2029	125,624	102,324	11,182,170	109.28	12,310,649	120.31	4.43%
2030	196,925	159,036	11,743,448	73.84	12,601,261	79.24	6.89%
2031	54,811	46,447	4,167,276	89.72	4,767,623	102.65	2.01%
Thereafter	681,293	536,751	66,489,475	123.87	82,629,943	153.94	23.26%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	1,670,286	1,521,990	82,899,274	54.47	84,069,601	55.24	3.80%	[4]
2023	2,268,398	1,902,410	126,688,532	66.59	128,612,608	67.61	4.74%
2024	3,853,859	3,432,716	227,575,279	66.30	230,628,839	67.19	8.56%
2025	2,703,821	2,471,955	169,277,770	68.48	175,954,443	71.18	6.16%
2026	3,219,663	2,654,048	212,083,551	79.91	226,670,028	85.41	6.62%
2027	2,427,464	2,194,378	159,349,392	72.62	176,226,670	80.31	5.47%
2028	3,424,312	2,729,249	205,372,134	75.25	226,465,894	82.98	6.81%
2029	3,031,251	2,631,484	190,444,606	72.37	217,897,762	82.80	6.56%
2030	2,713,967	2,567,927	189,928,057	73.96	211,427,469	82.33	6.40%
2031	2,043,093	1,894,346	150,780,799	79.60	170,503,688	90.01	4.72%
Thereafter	15,281,911	12,139,150	969,194,866	79.84	1,197,047,120	98.61	30.27%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel. Total includes Seattle region.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	512,914	493,105	23,961,700	48.59	26,654,763	54.05	[4]
2023	863,637	726,836	42,839,887	58.94	43,211,701	59.45
2024	837,407	805,020	46,880,314	58.23	48,393,685	60.11
2025	1,045,222	1,026,078	61,400,097	59.84	63,371,376	61.76
2026	772,357	741,046	48,773,413	65.82	52,328,576	70.61
2027	623,902	616,102	41,745,871	67.76	47,384,864	76.91
2028	1,038,056	1,038,056	70,030,137	67.46	74,584,295	71.85
2029	926,773	797,187	42,527,828	53.35	49,051,526	61.53
2030	1,358,493	1,351,820	86,224,962	63.78	95,480,250	70.63
2031	558,878	491,442	27,533,307	56.03	30,986,746	63.05
Thereafter	4,767,373	3,895,827	309,759,130	79.51	382,207,289	98.11

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	137,319	137,319	3,190,833	23.24	3,190,833	23.24	[4]
2023	15,320	15,005	1,339,877	89.30	1,348,058	89.84
2024	90,541	90,541	5,815,871	64.23	5,860,107	64.72
2025	37,421	37,421	3,073,625	82.14	3,149,145	84.15
2026	26,512	26,512	5,173,943	195.15	5,471,758	206.39
2027	67,908	61,594	9,537,495	154.85	10,028,794	162.82
2028	75,560	75,560	8,320,926	110.12	9,169,494	121.35
2029	56,791	55,441	7,396,860	133.42	8,019,887	144.66
2030	88,800	54,405	5,722,876	105.19	5,843,128	107.40
2031	4,266	4,266	582,290	136.50	654,817	153.50
Thereafter	196,954	155,866	12,627,566	81.02	14,818,345	95.07

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	650,233	630,424	27,152,533	43.07	29,845,596	47.34	[4]
2023	878,957	741,841	44,179,764	59.55	44,559,759	60.07
2024	927,948	895,561	52,696,185	58.84	54,253,792	60.58
2025	1,082,643	1,063,499	64,473,722	60.62	66,520,521	62.55
2026	798,869	767,558	53,947,356	70.28	57,800,334	75.30
2027	691,810	677,696	51,283,366	75.67	57,413,658	84.72
2028	1,113,616	1,113,616	78,351,063	70.36	83,753,789	75.21
2029	983,564	852,628	49,924,688	58.55	57,071,413	66.94
2030	1,447,293	1,406,225	91,947,838	65.39	101,323,378	72.05
2031	563,144	495,708	28,115,597	56.72	31,641,563	63.83
Thereafter	4,964,327	4,051,693	322,386,696	79.57	397,025,634	97.99
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	28,058	25,440	1,505,954	59.20	1,505,954	59.20	[4]
Q3 2022	176,138	172,292	7,976,595	46.30	7,976,595	46.30
Q4 2022	308,718	295,374	14,479,151	49.02	17,172,214	58.14
Total 2022	512,914	493,105	23,961,700	48.59	26,654,763	54.05

Q1 2023	245,878	175,393	10,462,232	59.65	10,490,814	59.81
Q2 2023	166,836	159,736	8,749,522	54.77	8,762,621	54.86
Q3 2023	148,173	133,022	7,477,670	56.21	7,595,230	57.10
Q4 2023	302,750	258,684	16,150,462	62.43	16,363,036	63.25
Total 2023	863,637	726,836	42,839,887	58.94	43,211,701	59.45

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	8,655	8,655	836,814	96.69	836,814	96.69	[4]
Q3 2022	128,424	128,424	2,212,610	17.23	2,212,610	17.23
Q4 2022	240	240	141,409	589.20	141,409	589.20
Total 2022	137,319	137,319	3,190,833	23.24	3,190,833	23.24

Q1 2023	1,224	909	193,701	213.09	193,701	213.09
Q2 2023	5,486	5,486	242,328	44.17	242,328	44.17
Q3 2023	2,443	2,443	385,387	157.75	385,387	157.75
Q4 2023	6,167	6,167	518,461	84.07	526,642	85.40
Total 2023	15,320	15,005	1,339,877	89.30	1,348,058	89.84

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	36,713	34,095	2,342,768	68.71	2,342,768	68.71	[4]
Q3 2022	304,562	300,716	10,189,205	33.88	10,189,205	33.88
Q4 2022	308,958	295,614	14,620,560	49.46	17,313,623	58.57
Total 2022	650,233	630,424	27,152,533	43.07	29,845,596	47.34

Q1 2023	247,102	176,302	10,655,933	60.44	10,684,515	60.60
Q2 2023	172,322	165,222	8,991,850	54.42	9,004,949	54.50
Q3 2023	150,616	135,465	7,863,057	58.04	7,980,617	58.91
Q4 2023	308,917	264,851	16,668,923	62.94	16,889,678	63.77
Total 2023	878,957	741,841	44,179,764	59.55	44,559,759	60.07
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	114,910	63,201	2,135,103	33.78	2,135,103	33.78	[4]
2023	94,066	51,736	3,215,654	62.15	3,254,381	62.90
2024	132,131	72,672	4,857,496	66.84	5,163,844	71.06
2025	12,255	6,740	490,111	72.71	543,703	80.67
2026	602,745	331,510	22,492,254	67.85	25,476,974	76.85
2027	1,860	1,023	64,449	63.00	72,538	70.91
2028	303,413	157,097	11,861,093	75.50	14,423,359	91.81
2029	349,913	174,957	11,862,051	67.80	14,588,826	83.39
2030	—	—	—	—	—	—
2031	—	—	—	—	—	—
Thereafter	428,566	214,470	15,056,057	70.20	23,375,203	108.99

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	5,695	3,132	56,041	17.89	57,902	18.49
2023	1,405	703	48,584	69.16	48,584	69.16
2024	4,333	2,283	124,099	54.35	133,568	58.50
2025	36,406	18,975	585,793	30.87	619,348	32.64
2026	5,827	3,205	329,666	102.86	365,473	114.04
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,290,585	61.56	1,401,899	66.87
2030	5,283	2,906	334,316	115.06	405,506	139.56
2031	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	120,605	66,333	2,191,144	33.03	2,193,005	33.06	[4]
2023	95,471	52,439	3,264,238	62.25	3,302,965	62.99
2024	136,464	74,955	4,981,595	66.46	5,297,412	70.67
2025	48,661	25,715	1,075,904	41.84	1,163,051	45.23
2026	608,572	334,715	22,821,920	68.18	25,842,447	77.21
2027	1,860	1,023	64,449	63.00	72,538	70.91
2028	303,413	157,097	11,861,093	75.50	14,423,359	91.81
2029	388,031	195,922	13,152,636	67.13	15,990,725	81.62
2030	5,283	2,906	334,316	115.04	405,506	139.54
2031	—	—	—	—	—	—
Thereafter	428,566	214,470	15,056,057	70.20	23,375,203	108.99
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	18,785	10,332	754,372	73.01	754,372	73.01	[4]
Q3 2022	70,785	38,932	330,000	8.48	330,000	8.48
Q4 2022	25,340	13,937	1,050,731	75.39	1,050,731	75.39
Total 2022	114,910	63,201	2,135,103	33.78	2,135,103	33.78

Q1 2023	90,064	49,535	3,042,809	61.43	3,081,909	62.22
Q2 2023	—	—	—	—	—	—
Q3 2023	4,002	2,201	172,845	78.53	172,472	78.36
Q4 2023	—	—	—	—	—	—
Total 2023	94,066	51,736	3,215,654	62.15	3,254,381	62.90

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	5,695	3,132	56,041	17.89	57,902	18.49
Q4 2022	—	—	—	—	—	—
Total 2022	5,695	3,132	56,041	17.89	57,902	18.49

Q1 2023	1,405	703	48,584	69.16	48,584	69.16
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	1,405	703	48,584	69.16	48,584	69.16

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	18,785	10,332	754,372	73.01	754,372	73.01	[4]
Q3 2022	76,480	42,064	386,041	9.18	387,902	9.22
Q4 2022	25,340	13,937	1,050,731	75.39	1,050,731	75.39
Total 2022	120,605	66,333	2,191,144	33.03	2,193,005	33.06

Q1 2023	91,469	50,238	3,091,393	61.53	3,130,493	62.31
Q2 2023	—	—	—	—	—	—
Q3 2023	4,002	2,201	172,845	78.53	172,472	78.36
Q4 2023	—	—	—	—	—	—
Total 2023	95,471	52,439	3,264,238	62.25	3,302,965	62.99
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	429,535	390,162	29,856,514	76.52	28,281,814	72.49	[4]
2023	302,118	200,649	18,512,994	92.27	18,582,136	92.61
2024	1,339,522	1,095,509	76,232,928	69.59	75,502,591	68.92
2025	560,508	515,748	41,243,769	79.97	41,794,976	81.04
2026	525,390	426,328	35,112,798	82.36	35,751,188	83.86
2027	435,823	378,158	26,208,608	69.31	27,209,440	71.95
2028	547,256	392,828	37,753,919	96.11	40,138,283	102.18
2029	663,129	636,762	63,871,753	100.31	69,383,937	108.96
2030	665,936	623,394	56,598,830	90.79	61,262,426	98.27
2031	376,287	340,492	25,259,316	74.18	27,103,466	79.60
Thereafter	4,079,277	3,006,338	288,656,243	96.02	349,949,826	116.40

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	5,072	5,001	639,346	127.85	639,346	127.85
2023	1,847	1,108	1,279,867	1,154.91	1,356,811	1,224.34
2024	11,244	8,623	5,770,354	669.17	6,292,022	729.66
2025	—	—	—	—	—	—
2026	20,470	17,664	7,784,838	440.73	8,272,196	468.32
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	3,135	3,135	695,362	221.81	826,001	263.48
2030	2,895	2,053	812,352	395.77	950,729	463.18
2031	13,633	10,123	1,563,914	154.49	1,791,566	176.98
Thereafter	309,267	226,005	48,241,495	213.45	60,952,004	269.69

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	434,607	395,163	30,495,860	77.17	28,921,160	73.19	[4]
2023	303,965	201,757	19,792,861	98.10	19,938,947	98.83
2024	1,350,766	1,104,132	82,003,282	74.27	81,794,613	74.08
2025	560,508	515,748	41,243,769	79.97	41,794,976	81.04
2026	545,860	443,992	42,897,636	96.62	44,023,384	99.15
2027	435,823	378,158	26,208,608	69.31	27,209,440	71.95
2028	547,256	392,828	37,753,919	96.11	40,138,283	102.18
2029	666,264	639,897	64,567,115	100.90	70,209,938	109.72
2030	668,831	625,447	57,411,182	91.79	62,213,155	99.47
2031	389,920	350,615	26,823,230	76.50	28,895,032	82.41
Thereafter	4,388,544	3,232,343	336,897,738	104.23	410,901,830	127.12
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	39,385	24,525	2,710,570	110.52	2,710,570	110.52	[4]
Q3 2022	208,510	183,997	15,963,810	86.76	15,963,810	86.76
Q4 2022	181,640	181,640	11,182,133	61.56	9,607,433	52.89
Total 2022	429,535	390,162	29,856,514	76.52	28,281,814	72.49

Q1 2023	85,378	56,748	5,549,615	97.79	5,549,615	97.79
Q2 2023	46,552	29,760	2,847,869	95.69	2,848,667	95.72
Q3 2023	113,634	80,500	6,763,956	84.02	6,831,862	84.87
Q4 2023	56,554	33,641	3,351,554	99.63	3,351,992	99.64
Total 2023	302,118	200,649	18,512,994	92.27	18,582,136	92.61

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	4,894	4,894	638,806	130.53	638,806	130.53
Q4 2022	178	107	540	5.06	540	5.06
Total 2022	5,072	5,001	639,346	127.85	639,346	127.85

Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	1,847	1,108	1,279,867	1,154.91	1,356,811	1,224.34
Total 2023	1,847	1,108	1,279,867	1,154.91	1,356,811	1,224.34

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	39,385	24,525	2,710,570	110.52	2,710,570	110.52	[4]
Q3 2022	213,404	188,891	16,602,616	87.90	16,602,616	87.90
Q4 2022	181,818	181,747	11,182,673	61.53	9,607,973	52.86
Total 2022	434,607	395,163	30,495,860	77.17	28,921,160	73.19

Q1 2023	85,378	56,748	5,549,615	97.79	5,549,615	97.79
Q2 2023	46,552	29,760	2,847,869	95.69	2,848,667	95.72
Q3 2023	113,634	80,500	6,763,956	84.02	6,831,862	84.87
Q4 2023	58,401	34,749	4,631,421	133.28	4,708,803	135.51
Total 2023	303,965	201,757	19,792,861	98.10	19,938,947	98.83
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	157,242	146,562	9,090,355	62.02	9,095,251	62.06	[4]
2023	611,557	553,351	42,005,385	75.91	42,985,528	77.68
2024	691,361	647,761	45,948,023	70.93	45,845,936	70.78
2025	616,732	599,224	47,560,035	79.37	50,670,888	84.56
2026	645,462	558,013	50,850,846	91.13	54,280,506	97.27
2027	502,370	491,406	43,927,995	89.39	49,893,877	101.53
2028	524,953	512,697	45,559,331	88.86	52,744,010	102.88
2029	272,084	253,800	24,792,045	97.68	29,371,480	115.73
2030	269,363	267,319	25,935,684	97.02	30,831,030	115.33
2031	816,495	802,173	82,493,580	102.84	94,011,272	117.20
Thereafter	981,079	950,562	91,776,102	96.55	109,227,239	114.91

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	5,437	5,437	497,801	91.56	497,801	91.56
2023	28,620	28,620	1,778,588	62.14	1,780,068	62.20
2024	9,080	9,080	58,491	6.44	360,390	39.69
2025	26,208	26,208	2,030,303	77.47	2,144,172	81.81
2026	6,955	6,955	559,286	80.41	651,913	93.73
2027	12,951	12,951	811,308	62.64	880,187	67.96
2028	13,314	13,314	933,759	70.13	994,164	74.67
2029	9,944	9,944	795,301	79.98	973,512	97.90
2030	4,590	4,590	592,034	128.98	695,017	151.42
2031	6,709	3,355	80,508	24.00	105,045	31.31
Thereafter	27,911	27,911	1,239,688	44.42	1,565,907	56.10

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	162,679	151,999	9,588,156	$63.08	9,593,052	63.11	[4]
2023	640,177	581,971	43,783,973	75.23	44,765,596	76.92
2024	700,441	656,841	46,006,514	70.04	46,206,326	70.35
2025	642,940	625,432	49,590,338	79.29	52,815,060	84.45
2026	652,417	564,968	51,410,132	91.00	54,932,419	97.23
2027	515,321	504,357	44,739,303	88.71	50,774,064	100.67
2028	538,267	526,011	46,493,090	88.39	53,738,174	102.16
2029	282,028	263,744	25,587,346	97.02	30,344,992	115.05
2030	273,953	271,909	26,527,718	97.56	31,526,047	115.94
2031	823,204	805,528	82,574,088	102.51	94,116,317	116.84
Thereafter	1,008,990	978,473	93,015,790	95.06	110,793,146	113.23
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	9,780	9,780	873,312	89.30	873,312	89.30	[4]
Q3 2022	96,279	92,771	5,210,522	56.17	5,210,522	56.17
Q4 2022	51,183	44,012	3,006,521	68.31	3,011,417	68.42
Total 2022	157,242	146,562	9,090,355	62.02	9,095,251	62.06

Q1 2023	95,459	85,590	5,688,672	66.46	5,736,193	67.02
Q2 2023	37,053	20,842	1,320,236	63.35	1,349,168	64.73
Q3 2023	337,157	335,068	25,981,141	77.54	26,605,763	79.40
Q4 2023	141,888	111,852	9,015,336	80.60	9,294,405	83.10
Total 2023	611,557	553,351	42,005,385	75.91	42,985,528	77.68

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	2,387	2,387	201,953	84.61	201,953	84.61
Q4 2022	3,050	3,050	295,848	97.00	295,848	97.00
Total 2022	5,437	5,437	497,801	91.56	497,801	91.56

Q1 2023	7,365	7,365	532,305	72.28	532,305	72.28
Q2 2023	1,218	1,218	116,485	95.64	116,485	95.64
Q3 2023	12,345	12,345	814,134	65.95	814,134	65.95
Q4 2023	7,692	7,692	315,664	41.04	317,143	41.23
Total 2023	28,620	28,620	1,778,588	62.14	1,780,068	62.20

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	9,780	9,780	873,312	89.30	873,312	89.30	[4]
Q3 2022	98,666	95,158	5,412,475	56.88	5,412,475	56.88
Q4 2022	54,233	47,062	3,302,369	70.17	3,307,265	70.27
Total 2022	162,679	151,999	9,588,156	63.08	9,593,052	63.11

Q1 2023	102,824	92,955	6,220,977	66.92	6,268,498	67.44
Q2 2023	38,271	22,060	1,436,721	65.13	1,465,653	66.44
Q3 2023	349,502	347,413	26,795,275	77.13	27,419,897	78.93
Q4 2023	149,580	119,544	9,331,000	78.05	9,611,548	80.40
Total 2023	640,177	581,971	43,783,973	75.23	44,765,596	76.92
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Lease expirations - Seattle region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	28,598	9,629	487,016	50.58	487,016	50.58	[4]
2023	29,198	15,610	866,418	55.51	887,321	56.84
2024	31,366	12,134	206,399	17.01	212,974	17.55
2025	19,854	6,685	314,087	46.99	330,532	49.45
2026	33,201	33,201	1,859,317	56.00	2,005,084	60.39
2027	184,533	184,533	10,712,134	58.05	12,022,876	65.15
2028	669,079	332,548	17,748,591	53.37	19,720,784	59.30
2029	111,494	111,494	6,517,772	58.46	7,576,023	67.95
2030	55,243	55,243	3,148,979	57.00	3,685,635	66.72
2031	94,744	91,599	5,046,935	55.10	5,874,995	64.14
Thereafter	64,737	51,388	3,646,403	70.96	4,511,717	87.80

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	—	—	—	—	—	—
2024	1,040	350	6,303	18.00	6,303	18.00
2025	—	—	—	—	—	—
2026	3,686	1,241	94,909	76.47	94,909	76.47
2027	—	—	—	—	—	—
2028	4,663	4,663	197,254	42.30	220,806	47.35
2029	—	—	—	—	—	—
2030	—	—	—	—	—	—
2031	3,048	3,048	185,379	60.82	222,230	72.91
Thereafter	—	—	—	—	—	—
TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	28,598	9,629	487,016	50.58	487,016	50.58	[4]
2023	29,198	15,610	866,418	55.50	887,321	56.84
2024	32,406	12,484	212,702	17.04	219,277	17.56
2025	19,854	6,685	314,087	46.98	330,532	49.44
2026	36,887	34,442	1,954,226	56.74	2,099,993	60.97
2027	184,533	184,533	10,712,134	58.05	12,022,876	65.15
2028	673,742	337,211	17,945,845	53.22	19,941,590	59.14
2029	111,494	111,494	6,517,772	58.46	7,576,023	67.95
2030	55,243	55,243	3,148,979	57.00	3,685,635	66.72
2031	97,792	94,647	5,232,314	55.28	6,097,225	64.42
Thereafter	64,737	51,388	3,646,403	70.96	4,511,717	87.80
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	6,009	2,023	99,969	49.41	99,969	49.41	[4]
Q3 2022	17,231	5,802	291,903	50.31	291,903	50.31
Q4 2022	5,358	1,804	95,145	52.74	95,145	52.74
Total 2022	28,598	9,629	487,016	50.58	487,016	50.58

Q1 2023	2,214	745	36,427	48.87	36,427	48.87
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	26,984	14,864	829,991	55.84	850,894	57.24
Total 2023	29,198	15,610	866,418	55.51	887,321	56.84

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	6,009	2,023	99,969	49.42	99,969	49.42	[4]
Q3 2022	17,231	5,802	291,903	50.31	291,903	50.31
Q4 2022	5,358	1,804	95,145	52.74	95,145	52.74
Total 2022	28,598	9,629	487,016	50.58	487,016	50.58

Q1 2023	2,214	745	36,427	48.90	36,427	48.90
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	26,984	14,864	829,991	55.84	850,894	57.25
Total 2023	29,198	15,610	866,418	55.50	887,321	56.84
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	248,239	243,751	11,812,301	48.46	11,857,508	48.65	[4]
2023	302,862	291,500	13,862,267	47.55	14,208,128	48.74
2024	646,855	631,991	38,281,788	60.57	39,404,288	62.35
2025	323,338	217,379	11,167,351	51.37	11,891,278	54.70
2026	533,543	467,882	36,257,958	77.49	39,090,995	83.55
2027	556,540	411,136	23,755,833	57.78	26,160,163	63.63
2028	220,321	178,065	11,051,249	62.06	12,445,841	69.89
2029	582,234	554,960	29,690,987	53.50	35,615,321	64.18
2030	168,007	111,115	6,276,154	56.48	7,566,867	68.10
2031	141,878	122,193	6,280,385	51.40	7,759,586	63.50
Thereafter	4,279,586	3,483,814	193,811,456	55.63	245,145,903	70.37

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	25,325	24,691	1,172,264	47.48	1,172,264	47.48
2023	17,768	17,292	939,011	54.30	949,892	54.93
2024	58,979	56,752	3,393,213	59.79	3,453,131	60.85
2025	25,877	17,497	1,412,599	80.74	1,439,025	82.25
2026	43,515	40,491	2,794,323	69.01	2,880,456	71.14
2027	41,577	37,475	2,585,699	69.00	2,573,931	68.68
2028	27,697	24,421	1,915,875	78.45	2,024,858	82.91
2029	17,636	12,839	1,004,062	78.20	1,089,350	84.85
2030	95,357	95,082	4,281,870	45.03	4,706,881	49.50
2031	27,155	25,655	1,755,185	68.41	1,993,965	77.72
Thereafter	147,161	126,969	4,380,726	34.50	5,293,687	41.69

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	273,564	268,442	12,984,565	48.37	13,029,772	48.54	[4]
2023	320,630	308,792	14,801,278	47.93	15,158,020	49.09
2024	705,834	688,743	41,675,001	60.51	42,857,419	62.23
2025	349,215	234,876	12,579,950	53.56	13,330,303	56.75
2026	577,058	508,373	39,052,281	76.82	41,971,451	82.56
2027	598,117	448,611	26,341,532	58.72	28,734,094	64.05
2028	248,018	202,486	12,967,124	64.04	14,470,699	71.47
2029	599,870	567,799	30,695,049	54.06	36,704,671	64.64
2030	263,364	206,197	10,558,024	51.20	12,273,748	59.52
2031	169,033	147,848	8,035,570	54.35	9,753,551	65.97
Thereafter	4,426,747	3,610,783	198,192,182	54.89	250,439,590	69.36
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	67,592	67,592	3,218,346	47.61	3,218,346	47.61	[4]
Q3 2022	84,179	79,691	4,094,588	51.38	4,100,588	51.46
Q4 2022	96,468	96,468	4,499,367	46.64	4,538,574	47.05
Total 2022	248,239	243,751	11,812,301	48.46	11,857,508	48.65

Q1 2023	48,461	48,461	1,832,394	37.81	1,846,370	38.10
Q2 2023	38,989	36,629	2,676,655	73.08	2,748,152	75.03
Q3 2023	151,244	143,713	6,877,239	47.85	7,026,935	48.90
Q4 2023	64,168	62,697	2,475,978	39.49	2,586,672	41.26
Total 2023	302,862	291,500	13,862,267	47.55	14,208,128	48.74

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	25,325	24,691	1,172,264	47.48	1,172,264	47.48
Total 2022	25,325	24,691	1,172,264	47.48	1,172,264	47.48

Q1 2023	7,775	7,775	295,634	38.02	295,634	38.02
Q2 2023	5,008	4,532	313,221	69.12	318,666	70.32
Q3 2023	2,128	2,128	47,126	22.15	48,879	22.97
Q4 2023	2,857	2,857	283,031	99.07	286,713	100.35
Total 2023	17,768	17,292	939,011	54.30	949,892	54.93

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	67,592	67,592	3,218,346	47.61	3,218,346	47.61	[4]
Q3 2022	84,179	79,691	4,094,588	51.38	4,100,588	51.46
Q4 2022	121,793	121,159	5,671,631	46.81	5,710,838	47.14
Total 2022	273,564	268,442	12,984,565	48.37	13,029,772	48.54

Q1 2023	56,236	56,236	2,128,028	37.84	2,142,004	38.09
Q2 2023	43,997	41,161	2,989,876	72.64	3,066,818	74.51
Q3 2023	153,372	145,841	6,924,365	47.48	7,075,814	48.52
Q4 2023	67,025	65,554	2,759,009	42.09	2,873,385	43.83
Total 2023	320,630	308,792	14,801,278	47.93	15,158,020	49.09
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Lease expirations - CBD properties [1,2,3]
as of June 30, 2022

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	224,007	204,198	8,507,659	41.66	8,513,282	41.69	[4]
2023	538,648	401,532	28,137,086	70.07	28,381,999	70.68
2024	457,306	424,919	28,958,217	68.15	29,410,110	69.21
2025	333,282	314,138	25,536,981	81.29	26,489,698	84.33
2026	560,622	529,311	41,560,391	78.52	43,299,875	81.80
2027	521,923	507,808	44,041,234	86.73	49,159,508	96.81
2028	993,645	993,645	72,214,255	72.68	76,986,265	77.48
2029	591,164	460,228	35,082,669	76.23	39,533,518	85.90
2030	1,291,272	1,250,204	85,403,446	68.31	93,458,202	74.75
2031	28,779	21,683	2,043,081	94.22	2,292,788	105.74
Thereafter	4,561,924	3,649,290	303,135,964	83.07	371,711,744	101.86

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	120,605	66,333	2,191,144	33.03	2,193,005	33.06	[4]
2023	95,471	52,439	3,264,238	62.25	3,302,965	62.99
2024	136,464	74,955	4,981,595	66.46	5,297,413	70.67
2025	48,661	25,716	1,075,904	41.84	1,163,050	45.23
2026	608,572	334,715	22,821,920	68.18	25,842,447	77.21
2027	1,860	1,023	64,449	63.00	72,538	70.91
2028	303,413	157,097	11,861,093	75.5	14,423,359	91.81
2029	388,031	195,921	13,152,635	67.13	15,990,726	81.62
2030	5,283	2,906	334,316	115.06	405,506	139.56
2031	—	—	—	—	—	—
Thereafter	428,566	214,470	15,056,057	70.2	23,375,203	108.99

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	309,950	270,506	25,633,820	94.76	24,059,120	88.94	[4]
2023	255,902	153,694	18,000,729	117.12	18,135,273	118.00
2024	851,743	605,109	62,946,747	104.03	62,634,565	103.51
2025	322,474	277,714	31,945,084	115.03	32,232,584	116.06
2026	307,867	205,999	33,241,600	161.37	33,919,937	164.66
2027	197,448	139,783	17,572,879	125.72	18,066,858	129.25
2028	524,882	370,454	36,979,462	99.82	39,167,412	105.73
2029	597,949	571,582	62,007,699	108.48	67,365,865	117.86
2030	621,657	578,273	55,817,977	96.53	60,275,029	104.23
2031	228,644	189,339	20,272,576	107.07	21,983,279	116.11
Thereafter	4,254,770	3,098,569	331,957,507	107.13	405,182,818	130.76

Q2 2022
Lease expirations - CBD properties (continued) [1,2,3]
as of June 30, 2022

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	122,979	122,979	8,345,556	67.86	8,345,556	67.86	[4]
2023	334,096	334,096	27,458,178	82.19	27,979,384	83.75
2024	506,452	506,452	38,434,787	75.89	38,243,966	75.51
2025	330,907	330,907	29,050,357	87.79	30,866,649	93.28
2026	477,518	477,518	43,296,309	90.67	46,205,753	96.76
2027	411,052	411,052	38,137,132	92.78	43,281,905	105.30
2028	513,755	513,755	45,852,507	89.25	52,955,361	103.08
2029	245,460	245,460	24,690,250	100.59	29,263,013	119.22
2030	269,865	269,865	26,416,645	97.89	31,391,050	116.32
2031	787,850	787,850	81,792,696	103.82	93,101,994	118.17
Thereafter	947,955	947,955	91,687,334	96.72	109,157,763	115.15

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	28,598	9,629	487,016	50.58	487,016	50.58	[4]
2023	29,198	15,610	866,418	55.51	887,321	56.84
2024	32,406	12,484	212,702	17.04	219,277	17.56
2025	19,854	6,685	314,087	46.99	330,532	49.45
2026	36,887	34,442	1,954,226	56.74	2,099,993	60.97
2027	184,533	184,533	10,712,134	58.05	12,022,876	65.15
2028	673,742	337,211	17,945,845	53.22	19,941,589	59.14
2029	111,494	111,494	6,517,772	58.46	7,576,023	67.95
2030	55,243	55,243	3,148,979	57.00	3,685,635	66.72
2031	97,792	94,647	5,232,314	55.28	6,097,225	64.42
Thereafter	64,737	51,388	3,646,403	70.96	4,511,717	87.80

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	89,103	83,981	5,417,084	64.50	5,447,498	64.87
2023	51,391	39,553	3,012,398	76.16	3,089,119	78.10
2024	181,176	164,085	13,338,430	81.29	13,704,710	83.52
2025	173,879	59,540	3,501,635	58.81	3,716,160	62.41
2026	357,804	289,119	27,833,493	96.27	29,947,017	103.58
2027	229,996	80,490	6,030,521	74.92	6,480,436	80.51
2028	170,409	124,877	9,141,723	73.21	10,286,216	82.37
2029	87,384	55,313	3,848,055	69.57	4,405,405	79.64
2030	90,263	33,096	2,287,885	69.13	2,767,149	83.61
2031	97,790	76,605	4,047,539	52.84	4,990,847	65.15
Thereafter	1,371,824	923,647	70,440,467	76.26	86,125,417	93.24

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Lease expirations - Suburban properties [1,2,3]
as of June 30, 2022

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	426,226	426,226	18,644,875	43.74	21,332,314	50.05	[4]
2023	340,309	340,309	16,042,677	47.14	16,177,760	47.54
2024	470,642	470,642	23,737,968	50.44	24,843,681	52.79
2025	749,361	749,361	38,936,741	51.96	40,030,823	53.42
2026	238,247	238,247	12,386,964	51.99	14,500,460	60.86
2027	169,887	169,887	7,242,132	42.63	8,254,150	48.59
2028	119,971	119,971	6,136,808	51.15	6,767,524	56.41
2029	392,400	392,400	14,842,019	37.82	17,537,895	44.69
2030	156,021	156,021	6,544,391	41.95	7,865,177	50.41
2031	534,365	474,025	26,072,515	55.00	29,348,775	61.91
Thereafter	402,403	402,403	19,250,732	47.84	25,313,890	62.91

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	124,657	124,657	4,862,039	39.00	4,862,039	39.00	[4]
2023	48,063	48,063	1,792,132	37.29	1,803,674	37.53
2024	499,023	499,023	19,056,536	38.19	19,160,048	38.40
2025	238,034	238,034	9,298,686	39.06	9,562,392	40.17
2026	237,993	237,993	9,656,036	40.57	10,103,447	42.45
2027	238,375	238,375	8,635,729	36.23	9,142,582	38.35
2028	22,374	22,374	774,457	34.61	970,871	43.39
2029	68,315	68,315	2,559,416	37.46	2,844,073	41.63
2030	47,174	47,174	1,593,205	33.77	1,938,126	41.08
2031	161,276	161,276	6,550,655	40.62	6,911,753	42.86
Thereafter	133,774	133,774	4,940,231	36.93	5,719,012	42.75

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	39,700	29,020	1,242,601	42.82	1,247,496	42.99
2023	306,081	247,875	16,325,795	65.86	16,786,211	67.72
2024	193,989	150,389	7,571,727	50.35	7,962,359	52.95
2025	312,033	294,525	20,539,981	69.74	21,948,412	74.52
2026	174,899	87,450	8,113,823	92.78	8,726,666	99.79
2027	104,269	93,305	6,602,170	70.76	7,492,159	80.30
2028	24,512	12,256	640,584	52.27	782,814	63.87
2029	36,568	18,284	897,096	49.06	1,081,979	59.18
2030	4,088	2,044	111,073	54.34	134,997	66.05
2031	35,354	17,677	781,392	44.20	1,014,322	57.38
Thereafter	61,035	30,518	1,328,456	43.53	1,635,383	53.59

Q2 2022
Lease expirations - Suburban properties (continued) [1,2,3]
as of June 30, 2022

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	184,461	184,461	7,567,481	41.02	7,582,274	41.11	[4]
2023	269,239	269,239	11,788,879	43.79	12,068,901	44.83
2024	524,658	524,658	28,336,571	54.01	29,152,709	55.57
2025	175,336	175,336	9,078,315	51.78	9,614,143	54.83
2026	219,254	219,254	11,218,789	51.17	12,024,434	54.84
2027	368,121	368,121	20,311,011	55.17	22,253,658	60.45
2028	77,609	77,609	3,825,400	49.29	4,184,483	53.92
2029	512,486	512,486	26,846,994	52.39	32,299,266	63.02
2030	173,101	173,101	8,270,139	47.78	9,506,598	54.92
2031	71,243	71,243	3,988,031	55.98	4,762,704	66.85
Thereafter	3,054,923	2,687,137	127,751,715	47.54	164,314,173	61.15

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2022
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Marie Ferguson	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays	Anthony Powell	212.526.8768
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Michael Bilerman / Michael Griffin	212.816.1383 / 212.816.5871
Credit Suisse	Tayo Okusanya	212.325.1402
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Peter Abramowitz / Jonathan Peterson	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
RW Baird & Co., Inc.	David Rodgers	216.737.7341
Scotiabank GBM	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q2 2022
Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units, (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units and (11) on and after February 4, 2022, which was the end of the performance period for 2019 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2019 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2020, 2021 and 2022 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q2 2022
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income, the most directly comparable GAAP financial measure, plus preferred stock redemption charge, net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income attributable to Boston Properties, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q2 2022
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q2 2022
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred stock redemption charge, preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities, interest and other income (loss) and other income - assignment fee. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q2 2022
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Jun-22	31-Mar-22
Revenue	$773,927	$754,307
Partners’ share of revenue from consolidated joint ventures (JVs)	(77,142)	(77,150)
BXP’s share of revenue from unconsolidated JVs	56,648	58,415
BXP’s Share of revenue	$753,433	$735,572

Straight-line rent	$21,601	$22,186
Partners’ share of straight-line rent from consolidated JVs	(83)	(906)
BXP’s share of straight-line rent from unconsolidated JVs	8,883	13,823
BXP’s Share of straight-line rent	$30,401	$35,103

Reinstatements associated with accrued rent (all of which was included within straight-line rent) [1]	$483	$974
Partners’ share of reinstatements associated with accrued rent from consolidated JVs (all of which was included within straight-line rent) [1]	—	—
BXP’s share of reinstatements associated with accrued rent from unconsolidated JVs (all of which was included within straight-line rent) [1]	—	1,275
BXP’s Share of reinstatements associated with accrued rent (all of which was included within straight-line rent), net [1]	$483	$2,249

Fair value lease revenue [2]	$1,919	$1,655
Partners’ share of fair value lease revenue from consolidated JVs [2]	(142)	(119)
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	634	649
BXP’s Share of fair value lease revenue [2]	$2,411	$2,185

Lease termination income	$1,922	$2,078
Partners’ share of termination income from consolidated JVs	(641)	(221)
BXP’s share of termination income from unconsolidated JVs	(1)	606
BXP’s Share of termination income	$1,280	$2,463

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$26,474	$21,734
Partners’ share of parking and other revenue from consolidated JVs	(621)	(540)
BXP’s share of parking and other revenue from unconsolidated JVs	2,026	1,766
BXP’s Share of parking and other revenue	$27,879	$22,960

Cash rent abatements and deferrals related to COVID-19	$1,682	$1,553
Partners’ share of cash rent abatements and deferrals related to COVID-19 from consolidated JVs	97	6
BXP’s share of cash rent abatements and deferrals related to COVID-19 from unconsolidated JVs	(39)	87
BXP’s Share of cash rent abatements and deferrals related to COVID-19	$1,740	$1,646

Hedge amortization	$1,590	$1,590
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,446	$1,446

Straight-line ground rent expense adjustment	$746	$744
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	145	145
BXP’s Share of straight-line ground rent expense adjustment	$891	$889

Q2 2022
Reconciliations (continued)

BXP’s Share of select items
	Three Months Ended
	30-Jun-22	31-Mar-22

Depreciation and amortization	$183,146	$177,624
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,414)	(17,653)
BXP’s share of depreciation and amortization from unconsolidated JVs	21,120	22,044
BXP’s Share of depreciation and amortization	$186,852	$182,015

Lease transaction costs that qualify as rent inducements [3]	$4,452	$(4,583)
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	—	2,443
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	87	371
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$4,539	$(1,769)

2nd generation tenant improvements and leasing commissions	$128,465	$36,993
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(41,402)	(1,441)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	3,926	10,039
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$90,989	$45,591

Maintenance capital expenditures [4]	$16,256	$10,652
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(1,460)	(1,523)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	1,022	719
BXP’s Share of maintenance capital expenditures [4]	$15,818	$9,848

Interest expense	$104,142	$101,228
Partners’ share of interest expense from consolidated JVs	(11,850)	(11,744)
BXP’s share of interest expense from unconsolidated JVs	14,335	13,246
BXP’s Share of interest expense	$106,627	$102,730

Capitalized interest	$14,079	$13,740
Partners’ share of capitalized interest from consolidated JVs	(63)	(46)
BXP’s share of capitalized interest from unconsolidated JVs	663	1,315
BXP’s Share of capitalized interest	$14,679	$15,009

Amortization of financing costs	$4,169	$3,568
Partners’ share of amortization of financing costs from consolidated JVs	(499)	(497)
BXP’s share of amortization of financing costs from unconsolidated JVs	749	881
BXP’s Share of amortization of financing costs	$4,419	$3,952

_____________
1Represents the reinstatement of accrued rent balances related to clients that the Company determined are now probable of collection.
2Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q2 2022
Reconciliations (continued)
for the three months ended June 30, 2022
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$75,997	$100,569	$176,566
Straight-line rent	(1,875)	1,852	(23)
Fair value lease revenue	327	24	351
Termination income	1,603	—	1,603
Total lease revenue	76,052	102,445	178,497
Parking and other	—	1,380	1,380
Total rental revenue [2]	76,052	103,825	179,877
Expenses
Operating	28,837	36,044	64,881
Net Operating Income (NOI)	47,215	67,781	114,996

Other income (expense)
Interest and other income	22	(91)	(69)
Interest expense	(21,018)	(7,658)	(28,676)
Depreciation and amortization expense	(16,057)	(22,998)	(39,055)
General and administrative expense	(34)	(119)	(153)
Total other income (expense)	(37,087)	(30,866)	(67,953)
Net income	$10,128	$36,915	$47,043

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$18,196	$29,666	$47,862
BXP’s share of NOI (after income allocation to private REIT shareholders)	$29,019	$38,115	$67,134
Unearned portion of capitalized fees [4]	$890	$123	$1,013

Partners’ share of select items [3]
Partners’ share of parking and other revenue	$—	$621	$621
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$153	$499
Partners’ share of depreciation and amortization related to capitalized fees	$365	$471	$836
Partners’ share of capitalized interest	$63	$—	$63
Partners’ share of management and other fees	$696	$862	$1,558
Partners’ share of basis differential depreciation and amortization expense	$(17)	$(177)	$(194)
Partners’ share of basis differential interest and other adjustments	$(4)	$(78)	$(82)

Reconciliation of Partners’ share of EBITDAre [5]
Partners’ NCI	$3,011	$15,535	$18,546
Add:
Partners’ share of interest expense after BXP’s basis differential	8,404	3,446	11,850
Partners’ share of depreciation and amortization expense after BXP’s basis differential	6,771	10,643	17,414
Partners’ share of EBITDAre	$18,186	$29,624	$47,810

Q2 2022
Reconciliations (continued)
for the three months ended June 30, 2022
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Rental revenue [2]	$30,421	$46,721		$77,142
Less: Termination income	641	—		641
Rental revenue (excluding termination income) [2]	29,780	46,721		76,501
Less: Operating expenses (including partners’ share of management and other fees)	12,225	17,076		29,301
Income allocation to private REIT shareholders	—	(21)		(21)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$17,555	$29,666		$47,221

Rental revenue (excluding termination income) [2]	$29,780	$46,721		$76,501
Less: Straight-line rent	(750)	833	[2]	83
Fair value lease revenue	131	11		142
Subtotal	30,399	45,877		76,276
Less: Operating expenses (including partners’ share of management and other fees)	12,225	17,076		29,301
Income allocation to private REIT shareholders	—	(21)		(21)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$18,174	$28,822		$46,996

Reconciliation of Partners’ share of Revenue [3]
Rental revenue [2]	$30,421	$46,721		$77,142
Add: Development and management services revenue	—	—		—
Revenue	$30,421	$46,721		$77,142

_________
1Lease revenue includes recoveries from clients and service income from clients.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3Amounts represent the partners’ share based on their respective ownership percentage.
4Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
5Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2022
Reconciliations (continued)
for the three months ended June 30, 2022
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$21,648	$25,628		$3,680		$10,426		$6,990	$28,120		$96,492
Straight-line rent	3,266	9,349		54		235		512	4,338		17,754
Fair value lease revenue	—	257		—		28		1,183	—		1,468
Termination income	—	—		—		—		(5)	—		(5)
Total lease revenue	24,914	35,234		3,734		10,689		8,680	32,458		115,709
Parking and other	—	2,292		69		174		396	1,645		4,576
Total rental revenue [3]	24,914	37,526		3,803		10,863		9,076	34,103		120,285
Expenses
Operating	8,644	12,954		4,128	[4]	4,071		3,304	11,787		44,888
Net operating income/(loss)	16,270	24,572		(325)		6,792		5,772	22,316		75,397

Other income/(expense)
Development and management services revenue	—	—		459		55		6	55		575
Interest and other income	3	4		—		3		—	—		10
Interest expense	(5,339)	(11,886)		(3,004)		(5)		(1,964)	(10,021)		(32,219)
Transaction costs	(175)	—		—		(325)		—	(311)		(811)
Depreciation and amortization expense	(8,043)	(12,626)		(2,759)		(4,494)		(5,826)	(9,545)		(43,293)
General and administrative expense	(21)	(105)		(231)		(14)		(63)	(31)		(465)
Total other income/(expense)	(13,575)	(24,613)		(5,535)		(4,780)		(7,847)	(19,853)		(76,203)
Net income/(loss)	$2,695	$(41)		$(5,860)		$2,012		$(2,075)	$2,463		$(806)

BXP’s share of parking and other revenue	$2	$1,215		$35		$87		$133	$554	[5]	$2,026
BXP’s share of amortization of financing costs	$167	$85		$79		$—		$29	$389	[5]	$749
BXP’s share of capitalized interest	$—	$—		$663		$—		$—	$—	[5]	$663
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—		$—		$—		$—	$—		$—

Income/(loss) from unconsolidated joint ventures	$1,364	$(878)		$(2,076)		$373		$(687)	$1,850	[5]	$(54)
Add:
BXP’s share of interest expense	2,670	6,289		1,242		3		661	3,470	[5]	14,335
BXP’s share of depreciation and amortization expense	4,006	7,779	[6]	1,006		2,739	[7]	1,947	3,643	[5]	21,120
BXP’s share of EBITDAre	$8,040	$13,190	[6]	$172		$3,115	[7]	$1,921	$8,963	[5]	$35,401

Q2 2022
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$12,457	$20,096	[6]	$1,902	$5,219	[7]	$3,056	$13,630	[5]	$56,360
BXP’s share of operating expenses	4,323	6,849		1,884	2,036		1,112	4,446	[5]	20,650
BXP’s share of net operating income/(loss)	8,134	13,247	[6]	18	3,183	[7]	1,944	9,184	[5]	35,710
Less:
BXP’s share of termination income	—	—		—	—		(1)	—		(1)
BXP’s share of net operating income/(loss) (excluding termination income)	8,134	13,247		18	3,183		1,945	9,184	[5]	35,711
Less:
BXP’s share of straight-line rent	1,632	4,860	[6]	27	125	[7]	172	2,067	[5]	8,883
BXP’s share of fair value lease revenue	—	442	[6]	—	(205)	[7]	397	—		634
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		145	—		—	—		145
BXP’s share of lease transaction costs that qualify as rent inducements	—	105		—	—		(33)	15	[5]	87
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$6,502	$8,050	[6]	$136	$3,263	[7]	$1,343	$7,132	[5]	$26,426

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$12,457	$20,096	[6]	$1,902	$5,219	[7]	$3,056	$13,630	[5]	$56,360
Add:
BXP’s share of development and management services revenue	—	—		230	28		2	28		288
BXP’s share of revenue	$12,457	$20,096	[6]	$2,132	$5,247	[7]	$3,058	$13,658	[5]	$56,648

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4 Includes approximately $290 of straight-line ground rent expense.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
7 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.

Q2 2022
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	31-Mar-22	31-Mar-21
Net income attributable to Boston Properties, Inc. common shareholders	$143,047	$91,624
Preferred stock redemption charge	—	6,412
Preferred dividends	—	2,560
Net income attributable to Boston Properties, Inc.	143,047	100,596
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	16,361	11,084
Noncontrolling interest in property partnerships	17,549	16,467
Net income	176,957	128,147
Add:
Interest expense	101,228	107,902
Losses from early extinguishments of debt	—	898
Depreciation and amortization expense	177,624	176,565
Transaction costs	—	331
Payroll and related costs from management services contracts	4,065	3,505
General and administrative expense	43,194	44,959
Less:
Interest and other income (loss)	1,228	1,168
Gains (losses) from investments in securities	(2,262)	1,659
Gains on sales of real estate	22,701	—
Income from unconsolidated joint ventures	2,189	5,225
Direct reimbursements of payroll and related costs from management services contracts	4,065	3,505
Development and management services revenue	5,831	6,803
Net Operating Income (NOI)	469,316	443,947
Add:
BXP’s share of NOI from unconsolidated joint ventures	37,321	24,795
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	47,055	44,376
BXP’s Share of NOI	459,582	424,366
Less:
Termination income	2,078	4,269
BXP’s share of termination income from unconsolidated joint ventures	606	—
Add:
Partners’ share of termination income from consolidated joint ventures	221	(6)
BXP’s Share of NOI (excluding termination income)	$457,119	$420,091

Net Operating Income (NOI)	$469,316	$443,947
Less:
Termination income	2,078	4,269
NOI from non Same Properties (excluding termination income)	13,396	7,273
Same Property NOI (excluding termination income)	453,842	432,405
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	46,834	44,382
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	1,590	880
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	36,715	24,795
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	10,155	1,173
BXP’s Share of Same Property NOI (excluding termination income)	$435,158	$412,525

Change in BXP’s Share of Same Property NOI (excluding termination income)	$22,633
Change in BXP’s Share of Same Property NOI (excluding termination income)	5.5%

Q2 2022
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	31-Mar-22	31-Mar-21
Net income attributable to Boston Properties, Inc. common shareholders	$143,047	$91,624
Preferred stock redemption charge	—	6,412
Preferred dividends	—	2,560
Net income attributable to Boston Properties, Inc.	143,047	100,596
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	16,361	11,084
Noncontrolling interest in property partnerships	17,549	16,467
Net income	176,957	128,147
Add:
Interest expense	101,228	107,902
Losses from early extinguishments of debt	—	898
Depreciation and amortization expense	177,624	176,565
Transaction costs	—	331
Payroll and related costs from management services contracts	4,065	3,505
General and administrative expense	43,194	44,959
Less:
Interest and other income (loss)	1,228	1,168
Gains (losses) from investments in securities	(2,262)	1,659
Gains on sales of real estate	22,701	—
Income from unconsolidated joint ventures	2,189	5,225
Direct reimbursements of payroll and related costs from management services contracts	4,065	3,505
Development and management services revenue	5,831	6,803
Net Operating Income (NOI)	469,316	443,947
Less:
Straight-line rent	22,186	7,730
Fair value lease revenue	1,655	653
Termination income	2,078	4,269
Add:
Straight-line ground rent expense adjustment [1]	576	765
Lease transaction costs that qualify as rent inducements [2]	(4,583)	1,859
NOI - cash (excluding termination income)	439,390	433,919
Less:
NOI - cash from non Same Properties (excluding termination income)	5,827	23,829
Same Property NOI - cash (excluding termination income)	433,563	410,090
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	43,366	49,973
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	1,161	8,517
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	22,759	25,363
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	2,227	1,121
BXP’s Share of Same Property NOI - cash (excluding termination income)	$411,890	$392,876

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$19,014
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	4.8%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $168 and $167 for the three months ended March 31, 2022 and 2021, respectively. As of March 31, 2022, the Company has remaining lease payments aggregating approximately $25.4 million, all of which it expects to incur by the end of 2024 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2024 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q2 2022
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-21	31-Mar-21
Revenue
Lease	$684,025	$685,817
Parking and other	17,864	14,494
Insurance proceeds	418	2,444
Hotel revenue	1,561	632
Development and management services	7,284	6,803
Direct reimbursements of payroll and related costs from management services contracts	2,655	3,505
Total revenue	713,807	713,695
Expenses
Operating	117,769	118,516
Real estate taxes	130,440	136,395
Demolition costs	92	18
Restoration expenses related to insurance claim	402	2,460
Hotel operating	1,996	2,051
General and administrative	38,405	44,959
Payroll and related costs from management services contracts	2,655	3,505
Transaction costs	751	331
Depreciation and amortization	183,838	176,565
Total expenses	476,348	484,800
Other income (expense)
Income (loss) from unconsolidated joint ventures	(1,373)	5,225
Gains on sales of real estate	7,756	—
Gains from investments in securities	2,275	1,659
Interest and other income (loss)	1,452	1,168
Losses from early extinguishments of debt	—	(898)
Interest expense	(106,319)	(107,902)
Net income	141,250	128,147
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,164)	(16,467)
Noncontrolling interest - common units of the Operating Partnership	(12,383)	(11,084)
Net income attributable to Boston Properties, Inc.	111,703	100,596
Preferred dividends	—	(2,560)
Preferred stock redemption charge	—	(6,412)
Net income attributable to Boston Properties, Inc. common shareholders	$111,703	$91,624

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.72	$0.59
Net income attributable to Boston Properties, Inc. per share - diluted	$0.71	$0.59